                                 SCHEDULE 14A
                                (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF
                                     1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:
[_]Preliminary Proxy Statement            [_]CONFIDENTIAL, FOR USE OF THE
[X]Definitive Proxy Statement                COMMISSION ONLY (AS PERMITTED BY
[_]Definitive Additional Materials           RULE 14A-6(E)(2))
[_]Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           COLGATE-PALMOLIVE COMPANY
-------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

-------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]No fee required.
[_]Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
  (1) Title of each class of securities to which transaction applies:

-------------------------------------------------------------------------------

  (2) Aggregate number of securities to which transaction applies:

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  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange ActRule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

-------------------------------------------------------------------------------

  (4) Proposed maximum aggregate value of transaction:

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  (5) Total fee paid:

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[_]Fee paid previously with preliminary materials.

-------------------------------------------------------------------------------

[_]Check box if any part of the fee is offset as provided by Exchange Act Rule
   0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  (1) Amount Previously Paid:

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  (2) Form, Schedule or Registration Statement No.:

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  (3) Filing Party:

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  (4) Date Filed:

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


[LOGO] Colgate-Palmolive Company




MARCH 25, 1997

Dear Colgate Stockholder:

  On behalf of the Board of Directors and management, I cordially invite you to attend the Annual Meeting of Stockholders on Thursday, May 8, 1997, at 10:00 a.m. in the Broadway Ballroom of the Marriott Marquis Hotel, 1535 Broadway, between 45th and 46th Streets, New York, New York 10036.

  In addition to the election of directors and approval of the selection of auditors, the items of business will be the adoption of the Colgate-Palmolive Company 1997 Stock Option Plan to replace the expiring 1987 Stock Option Plan and the authorization of additional shares of common stock. Further details about the meeting are in the accompanying Notice of Annual Meeting and Proxy Statement. At the meeting, I will also report on the progress of the Company during the past year and answer stockholder questions.

  IT IS IMPORTANT THAT YOUR STOCK BE REPRESENTED AT THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND PERSONALLY, PLEASE COMPLETE AND MAIL THE ENCLOSED PROXY CARD IN THE RETURN ENVELOPE.

Very truly yours,

/s/ Reuben Mark
Reuben Mark
Chairman of the Board and
Chief Executive Officer

[LOGO] Colgate-Palmolive Company

     MARCH 25, 1997

     NOTICE OF MEETING

     The Annual Meeting of Stockholders of Colgate-Palmolive Company, a Delaware corporation, will be held on Thursday, May 8, 1997, at 10:00 a.m. in the Broadway Ballroom of the Marriott Marquis Hotel, 1535 Broadway, between 45th and 46th Streets, New York, New York 10036.

     Items of business will be as follows:

     1.Election of directors.

     2.Approval of selection of auditors.

     3. Adoption of the Colgate-Palmolive Company 1997 Stock Option Plan to replace the expiring 1987 Stock Option Plan.

     4.Authorization of additional shares of common stock.

     5.Such other business as may properly come before the meeting.

     Stockholders of record at the close of business on March 17, 1997 are entitled to notice of and to vote at the meeting.

     Andrew D. Hendry
     Senior Vice President, General Counsel and Secretary
     300 Park Avenue
     New York, New York 10022

COLGATE-PALMOLIVE COMPANY
300 Park Avenue
New York, New York 10022
March 25, 1997

PROXY STATEMENT

The accompanying proxy is solicited by the Board of Directors of Colgate-Palmolive Company, a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders to be held in New York City on May 8, 1997, and at any adjournment thereof. The proxy may be revoked at any time before it is voted. If no contrary instruction is received, signed proxies returned by stockholders will be voted in accordance with the Board of Directors' recommendations.

This proxy statement and accompanying proxy are first being sent to stockholders on or about the date set forth above.

Because respect for the rights and privacy of stockholders has always been a practice at the Company, the Company has adopted a policy to assure that all proxies, ballots and vote tabulations that identify stockholders are kept confidential. Proxy cards will be returned in envelopes addressed to an independent tabulator, which will receive, inspect and tabulate the proxies. The identity of the vote of any stockholder will not be disclosed without the consent of the stockholder except for use by the independent tabulator, for solicitations for change of control of the Company and to meet legal requirements.

Stockholders of record at the close of business on March 17, 1997 are entitled to vote at the meeting. On that date, the Company had outstanding 147,454,938 shares of Common Stock (the "Common Stock"), 125,000 shares of $4.25 Preferred Stock (the "$4.25 Preferred Stock") and 5,831,198 shares of Series B Convertible Preference Stock (the "Series B Convertible Preference Stock"). Each outstanding share of Common Stock and $4.25 Preferred Stock has one vote, and each outstanding share of Series B Convertible Preference Stock has two votes, corresponding to its conversion ratio.

The holders of a majority of the votes entitled to be cast present in person or by proxy shall constitute a quorum for purposes of the 1997 Annual Meeting of Stockholders. Abstentions and broker non-votes are counted for purposes of determining whether a quorum is present on any matter. A plurality vote is required for the election of directors. Accordingly, abstentions and broker non-votes will not affect the outcome of the election. The affirmative vote of a majority of all outstanding stock will be required to approve the authorization of additional shares of Common Stock. As a result, abstentions and broker non-votes will have the same effect as a negative vote. All other matters to be voted on will be decided by the affirmative vote of a majority of the votes of the shares represented at the meeting, either in person or by proxy, and entitled to vote. On any such matter, an abstention will have the same effect as a negative vote but, because shares held by brokers will not be considered to be entitled to vote on matters as to which the brokers withhold authority, a broker non-vote will have no effect on the vote.

The Company will pay the cost of soliciting proxies for the meeting. Proxies may be solicited by regular employees of the Company in person, or by mail, courier, telephone or facsimile. In addition, the Company has retained D.F. King & Co. Inc. to solicit proxies by mail, courier, telephone and facsimile and to request brokerage houses and other nominees to forward soliciting material to beneficial owners. For these services the Company will pay a fee of approximately $22,000 plus expenses.

1. ELECTION OF DIRECTORS

The Board of Directors proposes the election of the following nine nominees as directors, to serve until their successors have been elected and have qualified. All of the incumbent directors of the Company are nominees except for Vernon R. Alden who, having reached the mandatory retirement age, will not stand for reelection at the Annual Meeting of Stockholders.

NOMINEES

The name, age and principal occupation of each nominee, the nominee's length of service as a director of the Company, the names of the other public companies of which the nominee is a director and certain other biographical information are set forth below.

                  Chairman and Chief Executive Officer of the Company. Mr.
                   Mark joined the Company in 1963 and held a series of
LOGO               significant positions in the United States and abroad. He
 REUBEN MARK,      was appointed Vice President and General Manager of the
      58           Household Products Division in 1975. From March 1979 to
                   March 1981, he was Group Vice President of domestic operations. In March 1981, he was elected Executive Vice
                   President and became President and a director of the Company on March 1, 1983. Mr. Mark was elected Chief
                   Executive Officer in May 1984 and Chairman in May 1986. Mr.
                   Mark is also a director of Citicorp and Citibank, N.A., Pearson, plc, Time Warner, Inc. and the New York Stock
                   Exchange.

                  Director since 1983

                  Visiting Scholar, Program in Science, Technology and
                   Society, Massachusetts Institute of Technology since 1985.
LOGO               Mrs. Conway was President of Smith College from 1975 to
   JILL K.         1985. She was Vice President, Internal Affairs, University
  CONWAY, 62       of Toronto, from 1973 to 1975 and a member of its graduate faculty from 1971 to 1975. She has served as a member of the Harvard Board of Overseers and The Conference Board and as a trustee of Hampshire College, Adelphi University, Northfield Mt. Hermon School and The Clarke School of the
                   Deaf. Mrs. Conway is a member of the boards of Merrill
                   Lynch & Co., Inc., Arthur D. Little, Inc., Nike, Inc., the
                   Allen Group and Lend Lease International. She is also a trustee of the New England Medical Center, Mt. Holyoke
                   College, The Knight Foundation, The Enterprise Foundation and The Kresge Foundation.

                  Director since 1984

LOGO              Chairman and Chief Executive Officer of General Re
  RONALD E.        Corporation since 1987. Mr. Ferguson has been with General
 FERGUSON, 55      Re since 1969, when he joined the company as an actuary.
                   Prior to joining General Re, Mr. Ferguson worked for the Kemper Insurance Group from 1965 to 1969 and served with the U.S. Public Health Service from 1966 to 1968. Mr.
                   Ferguson is a director of General Signal Corporation and the Insurance Institute of America. He is a Fellow of the Casualty Actuarial Society, the American Academy of
                   Actuaries, past Director of the Casualty Actuarial Society, the American Academy of Actuaries and the Actuarial
                   Education and Research Foundation.

                  Director since 1987

                  Executive Vice President Technology Office, Apple Computer
                   Inc. Ms. Hancock joined Apple in July, 1996. Prior to
LOGO               joining Apple, Ms. Hancock was Executive Vice President and
   ELLEN M.        Chief Operating Officer, National Semiconductor. Ms.
 HANCOCK, 53       Hancock joined National Semiconductor in September, 1995.
                   Prior to joining National Semiconductor, she was Senior
                   Vice President and Group Executive at IBM. Ms. Hancock is on the boards of directors of Aetna and Siemens Business
                   Communications Systems, Inc. She is also on the Board of Trustees of Marist College.

                  Director since 1988

                  Chairman, President and Chief Executive Officer of Campbell
LOGO               Soup Company. Mr. Johnson began his business career as a
   DAVID W.        management trainee at Colgate Australia in 1959 and
 JOHNSON, 64       received a series of promotions at the Company, becoming
                   General Manager of Colgate's South African subsidiary in
                   1967. He then held several positions with Warner-Lambert from 1972 to 1982, including President of its Asian
                   Management Center, President of its Personal Products
                   Division and President of American Chicle Division. In
                   1982, Mr. Johnson became President and Chief Executive
                   Officer of Entenmann's, Inc. From 1987 to 1989, he served as Chairman, Chief Executive Officer and President of
                   Gerber Products Company and from 1989 to 1990 he served as Chairman and Chief Executive Officer of Gerber. Mr. Johnson was elected Chairman of Campbell Soup Company in 1993 and has been its President, Chief Executive Officer and a director since January 1990. Mr. Johnson serves on the Advisory Council for the University of Notre Dame College of Business Administration as well as University of Chicago's Graduate School of Business.

                  Director since 1991

LOGO              Officer, Faneuil Hall Associates, Inc., a private investment
   JOHN P.         company, since 1973. Mr. Kendall is a former Chairman of
 KENDALL, 68       The Kendall Company, which he joined in 1956. He held a
                   series of significant positions with The Kendall Company in the United States and abroad. He is President of the Henry
                   P. Kendall Foundation and a former director of the Shawmut
                   Bank of Boston, N.A. He has served a number of educational and scientific organizations as president, chairman and trustee.

                  Director since 1972

                  President, Chief Executive Officer and director, Schering-
                   Plough Corporation. Mr. Kogan joined Schering-Plough as
LOGO               Executive Vice President, Pharmaceutical Operations in 1982
  RICHARD J.       and became President and Chief Operating Officer in 1986
  KOGAN, 55        and then President and Chief Executive Officer in 1996. Mr.
                   Kogan is also a director of the Atlantic Mutual Companies and the Bank of New York Company. He has served on the boards of many civic, educational and public service organizations, including Leonard Stern School of Business,
                   New York University, Saint Barnabas Medical Center and the
                   Council on Foreign Relations.

                  Director since 1996

                  Chief Executive Officer and President, National Public
LOGO               Radio. From 1973 through 1988, Mr. Lewis held positions of
  DELANO E.        increasing responsibility with Chesapeake & Potomac
  LEWIS, 58        Telephone Company, including Vice President responsible for
                   External Affairs. From 1988 through 1993, until he assumed his present position, Mr. Lewis was the President and Chief
                   Executive Officer of Chesapeake & Potomac Telephone
                   Company. Mr. Lewis has also served on the Peace Corps staff in Africa and on the staff of the United States Equal
                   Employment Opportunity Commission and the United States
                   Department of Justice. Mr. Lewis is also a director of Hallibarton Co., Guest Services, Apple Computer Inc. and
                   Black Entertainment Television and has served on the boards of many civic, educational and public service organizations, including Catholic University, the United
                   Negro College Fund, the Washington Performing Arts Society and the Greater Washington Board of Trade.

                  Director since 1991

LOGO              Director of Tambrands Inc. Prior to that, Mr. Wentz was
  HOWARD B.        Chairman of Tambrands from June 1993 to September 1996.
 WENTZ, JR.,       Prior to becoming Chairman, Mr. Wentz had previously been a
      67           director of Tambrands. Previously, he was Chairman of
                   ESSTAR Incorporated and Chairman, President and Chief
                   Executive Officer of Amstar Company. Mr. Wentz joined
                   Amstar in 1969 as Vice President of Operations for its subsidiary, Duff-Norton Company, Inc. He was elected
                   President of Duff-Norton in 1970, Vice President of Amstar in 1972, a director in 1976 and Executive Vice President and Chief Operating Officer in 1979. He assumed the additional responsibilities of President in 1981, Chief
                   Executive Officer in 1982 and Chairman in 1983. In 1984,
                   Mr. Wentz was appointed President and a director of Amstar
                   Holdings, Inc.

                  Director since 1982

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES FOR DIRECTOR LISTED ABOVE.

SECURITY OWNERSHIP OF MANAGEMENT

  The following table shows the beneficial ownership of Common Stock and Series B Convertible Preference Stock by each director, each executive officer named in the Summary Compensation Table on page 11 and directors and executive officers as a group. No director or executive officer owns any $4.25 Preferred Stock.

                                  COMMON STOCK
                              ---------------------
                              AMOUNT AND NATURE OF     SERIES B CONVERTIBLE
                                   BENEFICIAL               PREFERENCE
                                OWNERSHIP/1/,/2/            STOCK (ESOP)
                              --------------------- ---------------------------
           NAME OF            DIRECTLY  EXERCISABLE    AMOUNT AND NATURE OF
      BENEFICIAL OWNER        OWNED/3/    OPTIONS   BENEFICIAL OWNERSHIP/2/,/4/
      ----------------        --------- ----------- ---------------------------
Reuben Mark..................   621,638  1,973,641             2,994
William S. Shanahan..........    64,105    309,677             1,810
Lois D. Juliber..............    34,740     92,095               712
Andrew D. Hendry/5/..........    14,663     57,629               315
David A. Metzler.............    57,053    101,167             1,739
Vernon R. Alden/6/...........    10,544      1,666                --
Jill K. Conway/7/............     6,462      1,999                --
Ronald E. Ferguson/8/........    14,876      1,999                --
Ellen M. Hancock/9/..........     6,400      1,999                --
David W. Johnson/1//0/.......     6,212      1,999                --
John P. Kendall/1//1/........   169,584        333                --
Richard J. Kogan.............     1,878      1,999                --
Delano E. Lewis/1//2/........     4,473      1,999                --
Howard B. Wentz, Jr./1//3/...    17,891      1,000                --
All directors and executive
 officers as a group
 (30 persons)................ 1,516,076  3,052,808            26,265

--------
 1 Information regarding Common Stock holdings is as of March 10, 1997, except for holdings in the Savings and Investment Plan, which are as of December 24, 1996. Unless otherwise indicated, beneficial ownership of Common Stock is direct, and the person indicated has sole voting and investment power.

 2 Each indicated person beneficially owns less than 1% of the outstanding
   Common Stock and Series B Convertible Preference Stock, except for Mr. Mark who beneficially owns 1.7% of the outstanding Common Stock. All directors and executive officers as a group beneficially own 3.1% of the outstanding Common Stock and less than 1% of the outstanding Series B Convertible Preference Stock. Ownership of Common Stock includes direct ownership, options exercisable within 60 days and Savings and Investment Plan holdings.

 3 This column includes shares of restricted stock which were outstanding as of December 31, 1996 that vested on March 1, 1997.

 4 Information regarding Series B Convertible Preference Stock holdings is as of December 24, 1996. Series B Convertible Preference Stock is issued to a trustee acting on behalf of the Company's Savings & Investment Plan. Participants in such plan, including the executive officers named in the Summary Compensation Table, have sole voting power over such shares, subject to the trustee's right to vote such shares if the participant fails to do so, but no investment power until distribution in accordance with the terms of such plan, subject to statutory diversification requirements.

                                          Footnotes continue on following page.

 /5/ Mr.Hendry's holdings include 450 shares of Common Stock held by him as custodian for his son under the Uniform Gifts to Minors Act.

 /6/ Mr. Alden's holdings do not include 1,000 shares of Common Stock held by his spouse, as to which he disclaims beneficial ownership.

 /7/ Mrs. Conway's holdings include (i) 325 Common Stock units credited to a deferred account under the Stock Plan for Non-Employee Directors (the "Stock Plan") and (ii) 1,662 Common Stock units credited to an account representing the accrued value under the Director Pension Plan (the "Pension Plan") which was terminated as of December 31, 1996, in each case, over which she has no voting or investment power.

 /8/ Mr. Ferguson's holdings include (i) 650 Common Stock units credited to a deferred account under the Stock Plan, (ii) 3,104 Common Stock units credited to a deferred account under the Restated and Amended Deferred Compensation Plan for Non-Employee Directors (the "Deferred Compensation Plan"), and (iii) 918 Common Stock units credited to an account representing the accrued value under the terminated Pension Plan, in each case, over which he has no voting or investment power. In addition, in the ordinary course of business, General Re Corporation makes portfolio investments and may from time to time hold securities of the Company. Mr. Ferguson, Chairman of the Board and Chief Executive Officer of General Re Corporation, disclaims any beneficial ownership of these securities.

 /9/ Mrs. Hancock's holdings include 200 shares of Common Stock owned jointly with her spouse. Mrs. Hancock's holdings also include (i) 650 Common Stock units credited to a deferred account under the Stock Plan and (ii) 813 Common Stock units credited to an account representing the accrued value under the terminated Pension Plan, in each case, over which she has no voting or investment power.

/10/ Mr.Johnson's holdings include 1,498 Common Stock units credited to an account representing the accrued value under the terminated Pension Plan over which he has no voting or investment power.

/11/ Mr. Kendall's holdings do not include 350,502 shares of Common Stock held by trusts in which he has a contingent remainderman's interest and 65,083 shares of Common Stock held by trusts in which he has a limited power of appointment. He has no voting or investment power in these trusts, and he disclaims beneficial ownership of such shares. Mr. Kendall's holdings do include (i) 525 Common Stock units credited to a deferred account under the Stock Plan and (ii) 3,096 Common Stock units credited to a deferred account under the Deferred Compensation Plan, in each case, over which he has no voting or investment power.

/12/ Mr. Lewis' holdings include (i) 650 Common Stock units credited to a deferred account under the Stock Plan and (ii) 807 Common Stock units credited to an account representing the accrued value under the terminated Pension Plan, in each case, over which he has no voting or investment power.

/13/ Mr. Wentz's holdings include 2,393 Common Stock units credited to an account representing the accrued value under the terminated Pension Plan over which he has no voting or investment power.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Based on a review of the forms and written representations received by the Company pursuant to Section 16(a) of the Securities Exchange Act of 1934, the Company believes that, during 1996, its executive officers and directors complied with all applicable Section 16 filing requirements.

BOARD OF DIRECTORS AND COMMITTEES

The Board of Directors met nine times during 1996.

The standing committees of the Board are the Audit Committee, Finance Committee, Personnel and Organization Committee and Committee on Directors.

The Audit Committee oversees management's fulfillment of its financial reporting and disclosure responsibilities and its maintenance of an appropriate internal control system. It recommends appointment of the Company's independent public accountants and oversees the activities of the Company's internal audit function and the Global Business Practices organization. To ensure independence, the independent public accountants, internal auditors and general counsel meet with the Audit Committee with and without the presence of management representatives. Its current members are:
Ronald E. Ferguson (Chair), Vernon R. Alden, Jill K. Conway, John P. Kendall (Deputy Chair) and Howard B. Wentz, Jr. It met four times in 1996.

The Finance Committee oversees the financial policies and practices of the Company. It also reviews the budgets of the Company, makes recommendations to the Board regarding financial and strategic matters and oversees the Company's finance, treasury and related functions. Its current members are: Howard B. Wentz, Jr. (Chair), Ronald E. Ferguson, Ellen M. Hancock (Deputy Chair), John
P. Kendall, Reuben Mark and Richard J. Kogan as of January 9, 1997. It met six times in 1996.

The Personnel and Organization Committee oversees organizational, personnel, compensation and benefits policies and practices of the Company. It reviews the compensation of the executive officers and recommends to the Board the compensation of the Chief Executive Officer. The Committee administers the 1977, 1987 and 1996 Stock Option Plans (and will administer the 1997 Stock Option Plan if it is adopted by stockholders at the Annual Meeting), the Executive Incentive Compensation Plan and the Executive Severance Plan. It also oversees the Company's charitable giving and other social responsibility programs. Its current members are: Jill K. Conway (Chair), Vernon R. Alden, Ronald E. Ferguson, David W. Johnson (Deputy Chair), John P. Kendall and Delano E. Lewis. It met seven times in 1996.

The Committee on Directors recommends nominees for the Board of Directors. It also makes recommendations to the Board regarding Board and committee structure, corporate governance and director compensation and reviews Board member performance. Its current members are: Vernon R. Alden (Chair), Jill K. Conway, John P. Kendall, Delano E. Lewis (Deputy Chair) and Howard B. Wentz, Jr. It met three times in 1996. The Committee on Directors will consider nominees recommended by stockholders. Nominations by stockholders must be made in accordance with the information and timely notice requirements of the Company's By-Laws, a copy of which may be obtained from the Secretary of the Company. Such nominations must be in writing and, for consideration at the 1997 Annual Meeting, received by the Secretary no later than April 4, 1997.

Vernon R. Alden, who sits on the Audit Committee, the Personnel and Organization Committee and the Committee on Directors, having reached the mandatory retirement age, will not stand for reelection at the Annual Meeting of Stockholders. His replacement on these committees, if any, shall be appointed by the Board of Directors.

All directors attended at least 83%, and on average 95%, of the meetings of the Board and the committees on which they served in 1996.

COMPENSATION OF DIRECTORS

In 1996, non-employee directors (that is, all directors except Mr. Mark) received the following compensation: a retainer of $18,000 and 275 shares of Common Stock, a committee retainer of $3,000 for the chair of each committee and $1,500 for the deputy chair of each committee, meeting fees of $1,000 for each Board or committee meeting attended and a stock option grant for 1,000 shares of Common Stock.

Under the Restated and Amended Deferred Compensation Plan for Non-Employee Directors, directors may elect to defer payment of all or a part of their cash compensation as directors and committee members. Deferred fees are credited to a phantom Common Stock account, which is adjusted to reflect changes in the market price of the Common Stock and dividends paid. Distributions are made in cash, either in annual installments or by lump sum, after the retirement or resignation of the director. For information concerning directors who have deferred fees, see "Security Ownership of Management."

Under the Stock Purchase Plan for Non-Employee Directors, which has been replaced by the Stock Plan for Non-Employee Directors described below, directors could elect to have all or a portion of their non-deferred cash compensation used to purchase Common Stock. Shares of Common Stock that represent retainer and committee chairperson fees are purchased prospectively at the beginning of the year; shares that represent attendance fees are purchased retroactively after the end of the year. In each case, the purchases are made on the third business day following the Company's annual public earnings release. During 1996, Ellen M. Hancock, David W. Johnson, Delano E. Lewis and Howard B. Wentz, Jr. purchased 152, 181, 191 and 191 shares of Common Stock, respectively.

1996 compensation to non-employee directors also included participation in the Director Pension Plan, which has been replaced effective January 1, 1997 as described below. Under the Director Pension Plan, a non-employee director who retires after reaching age 72 and who has served a minimum of nine years as a director receives an annual pension equal in value to the annual retainer paid for the twelve-month period prior to retirement. For this purpose, Common Stock received as a retainer is valued at the fair market value on the day that it is granted to the director. A non-employee director who becomes permanently disabled and has five or more years of service as a director receives an undiscounted pension from the date of such disability. A non-employee director who retires before reaching age 72 with at least nine years of service as a director may receive a pension with the approval of the Board. All such pensions are paid quarterly for the lifetime of the director.

Under the Stock Plan for Non-Employee Directors, approved by the stockholders at last year's annual meeting and effective as of January 1, 1997, the Director Pension Plan has been replaced by an annual grant of 125 shares of Common Stock (except in the case of Mr. Alden and Mr. Kendall, who have elected to remain in the Director Pension Plan, and who will not receive the annual grant of 125 shares of Common Stock in lieu of the Director Pension
Plan). In addition, the cash portion of the annual retainer has been replaced by an annual grant of 250 shares of Common Stock. Pursuant to the Stock Plan for Non-Employee Directors, each non-employee director may make an annual irrevocable election to defer receipt of all or a part of the shares granted under this plan. Each non-employee director also may make an annual irrevocable election to receive cash in lieu of up to 25% of the shares of Common Stock granted under, and not deferred pursuant to, this plan solely for the purpose of satisfying related tax obligations. Directors may also elect to have all or a portion of their cash compensation for committee chairperson and attendance fees used to purchase Common Stock. Shares of Common Stock that represent committee chairperson fees are purchased prospectively at the beginning of the year; shares that represent attendance fees are purchased retroactively after the end of the year. In each case, directors purchase shares on the third business day following the Company's annual public earnings release.

In 1996, the Company provided a $50,000 insurance policy for each non-employee director (coverage ends at retirement) and up to $300,000 in travel and accident insurance coverage. In addition, directors are eligible to participate in the Company's matching gift program, under which gifts to educational or medical institutions are matched up to a maximum of $8,000.

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

  The following table sets forth the 1996, 1995 and 1994 compensation of the Chief Executive Officer and the four other most highly compensated executive officers of the Company (the "Named Officers").

                                                                     LONG TERM COMPENSATION
                                                                ---------------------------------
                     ANNUAL COMPENSATION                                AWARDS          PAYOUTS
-------------------------------------------------------------------------------------------------
          (A)             (B)     (C)        (D)        (E)        (F)         (G)        (H)         (I)
                                                       OTHER    RESTRICTED *SECURITIES                ALL
                                                       ANNUAL     STOCK    UNDERLYING                OTHER
        NAME AND                                     COMPENSA-    AWARDS     OPTIONS      LTIP      COMPEN-
   PRINCIPAL POSITION     YEAR SALARY($) BONUS($)/1/ TION($)/2/   ($)/3/     (#)/4/    PAYOUTS($) SATION($)/5/
   ------------------     ---- --------- ----------- ---------- ---------- ----------- ---------- ------------
Reuben Mark               1996 1,021,000  1,656,302      --     2,416,800         --       --       130,802
Chairman of the Board     1995   984,667  1,000,000      --     1,516,063    114,074       --       124,767
and Chief Executive       1994   945,500  1,413,000      --     2,411,731    159,800       --       101,571
Officer
William S. Shanahan       1996   716,917    859,478      --       415,160     44,000       --        94,488
President and Chief       1995   685,667    487,000      --       355,429     41,000       --        81,923
Operating Officer         1994   646,667    650,000      --       693,284    152,700       --        62,212
Lois D. Juliber           1996   388,958    350,097      --       188,660     36,586       --        25,540
Executive Vice President  1995   370,499    338,746      --       157,672     53,277       --        23,531
Chief of Operations       1994   348,687    213,000      --       311,935     55,566       --        21,479
Developed Markets
Andrew D. Hendry          1996   356,167    329,562      --       151,036     26,987       --        26,886
Senior Vice President     1995   339,875    168,000      --       128,818     17,816       --        21,616
General Counsel and       1994   313,750    221,000      --       348,979     16,241       --        20,938
Secretary
David A. Metzler          1996   391,000    269,037      --       188,660     20,000       --        47,459
Executive Vice President  1995   371,958    193,171      --       157,672     56,825       --        47,019
Chief of Operations High  1994   348,333    217,992      --       311,935     23,222       --        37,526
Growth Markets

                                                 (Footnotes on following page.)

--------
* Includes reload options granted pursuant to the Accelerated Ownership Feature of the 1987 Stock Option Plan. Reload option grants do not result in an increase in the combined total number of shares and options held by an employee prior to the exercise. See Individual Grants Table on page 14.
/1Amounts/include bonuses earned for the years indicated, paid on or before
  March 15 of the following year, consistent with past practice.
/2None/of the Named Officers received perquisites or other personal benefits in an amount large enough to require reporting in this column, nor did any of them receive any other compensation required to be reported in this column.

/3Awards/shown include those made for periods ended during the years indicated, paid on or before March 15 of the following year, consistent with past practice. Awards vest over a period of a minimum of three years. Dividend equivalents accrue on the restricted stock during the vesting period. As of December 31, 1996, the Named Officers as a group held an aggregate of 234,552 shares of restricted stock, with a value of $21,637,422 based on the closing market price of the Common Stock on December 31, 1996.

 The number and value of the restricted stock holdings of each of the Named Officers at December 31, 1996, are set forth below:

                                                          # OF SHARES  $ VALUE
                                                          ----------- ----------
    Reuben Mark..........................................   160,571   14,812,675
    William S. Shanahan..................................    35,682    3,291,665
    Lois D. Juliber......................................    13,428    1,238,733
    Andrew D. Hendry.....................................    14,222    1,311,979
    David A. Metzler.....................................    10,649      982,370

/4Amounts/include reload options granted pursuant to the Accelerated Ownership
  Feature of the 1987 Stock Option Plan. This feature was implemented to promote increased employee share ownership by encouraging the early exercise of options and retention of shares. Under this feature, if an employee uses shares he or she already owns to pay the exercise price of a stock option or the related taxes withheld, he or she receives a new option for an equal number of shares at the then current market price with the same expiration date as the original option. The incremental shares received upon exercise of the stock option over the shares surrendered are restricted from sale for a period of two years. The new, or reload, option grant does not result in an increase in the combined total number of shares and options held by an employee prior to the exercise.
 The number of reload options included in the amounts shown in column (g) for 1996, 1995 and 1994, respectively, are as follows: Mr. Mark, 0, 114,074 and 159,800; Mr. Shanahan, 0, 0 and 109,700; Ms. Juliber, 17,586, 35,277 and
 26,566; Mr. Hendry, 13,987, 4,816 and 2,241; and Mr. Metzler, 0, 37,825 and
 3,222. See also Individual Grants Table on page 14.

/5Amounts/shown in All Other Compensation, column (i), are pursuant to programs available to all employees generally, broken down as follows for 1996:

                                                    SUPPLEMENTAL
                       SAVINGS &                     SAVINGS &
                       INVESTMENT                    INVESTMENT     VALUE OF
                          PLAN     RETIREE  SUCCESS     PLAN      COMPANY PAID
                        COMPANY   INSURANCE SHARING   COMPANY    LIFE INSURANCE
     NAMED OFFICER       MATCH     ACCOUNT  ACCOUNT    MATCH        PREMIUMS
     -------------     ---------- --------- ------- ------------ --------------
  Reuben Mark.........   6,300     12,963    3,125     94,134        14,280
  William S.
   Shanahan...........   6,300     12,963    3,125     50,659        21,441
  Lois D. Juliber.....   4,950        648    3,125     14,466         2,351
  Andrew D. Hendry....   4,950        648    3,125     13,501         4,662
  David A. Metzler....   6,300     12,963    3,125     18,754         6,317

 The amounts shown as Savings & Investment Plan Company Match, Retiree Insurance Account and Success Sharing Account represent the value (as of the time of allocation) of shares of Series B Convertible Preference Stock allocated to the Named Officers' Accounts under the Savings and Investment Plan. Premium payments for life insurance were not made pursuant to split dollar life insurance arrangements.

1996 OPTION GRANTS

The following table shows information regarding grants of stock options in 1996 to the Named Officers. The table includes both new options granted in 1996 and reload options granted automatically under the Accelerated Ownership Feature of the 1987 Stock Option Plan described on page 12 in footnote 4. Use of the Accelerated Ownership Feature does not result in an increase in the total combined number of shares and options held by an employee. The Company did not grant any stock appreciation rights during 1996.

                               INDIVIDUAL GRANTS
-------------------------------------------------------------------------------

          (A)                (B)          (C)           (D)        (E)          (F)
                         NUMBER OF    % OF TOTAL
                         SECURITIES    OPTIONS
                         UNDERLYING   GRANTED TO     EXERCISE               GRANT DATE
                          OPTIONS     EMPLOYEES      OR BASE                 PRESENT
   EXECUTIVE OFFICER      GRANTED   IN FISCAL YEAR PRICE ($/SH) EXP. DATE VALUE ($)(/7/)
   -----------------     ---------- -------------- ------------ --------- --------------
Reuben Mark.............      --          -- %                                   --
                           ======        ====                                =======
William S. Shanahan
 1996 Grant(/1/)........   44,000        1.54%       81.2500    09/05/06     555,296
                           ======        ====                                =======
Lois D. Juliber
 1996 Grant(/1/)........   19,000        0.67%       81.2500    09/05/06     238,493
 4/96 Reload
  Options(/2/)..........    8,072        0.28%       76.0000       (/3/)      64,215
 10/96 Reload
  Options(/2/)..........    9,514        0.33%       88.9375       (/4/)      88,569
                           ------        ----                                -------
  TOTAL.................   36,586        1.28%                               391,277
                           ======        ====                                =======
Andrew D. Hendry
 1996 Grant(/1/)........   13,000        0.45%       81.2500    09/05/06     163,180
 5/96 Reload
  Options(/2/)..........    3,753        0.13%       76.2500       (/5/)      29,954
 11/96 Reload
  Options(/2/)..........   10,234        0.36%       92.1875       (/6/)      98,754
                           ------        ----                                -------
  TOTAL.................   26,987        0.94%                               291,888
                           ======        ====                                =======
David A. Metzler
 1996 Grant(/1/)........   20,000        0.70%       81.2500    09/05/06     251,015
                           ======        ====                                =======

--------
/1The/1996 option grants (other than options granted pursuant to the Accelerated Ownership Feature referred to above) become exercisable in increments of one-third annually commencing on the first anniversary date of the option grant and become fully exercisable on the third anniversary date thereof.

/2Reload/options received pursuant to the Accelerated Ownership Feature become fully exercisable six months after the date of grant and terminate on the expiration date of the original option. See also footnote 4 on page 12.

/3Includes/the following options received pursuant to the Accelerated
  Ownership Feature: 526 options expiring on 09/07/98; 2,454 options expiring on 09/13/99; 4,525 options expiring on 09/03/02; and 567 options expiring on 11/05/02.
                                        (Footnotes continue on following page.)

4 Includes the following options received pursuant to the Accelerated
  Ownership Feature: 4,545 options expiring on 09/01/03; and 4,969 options expiring on 09/07/04.

5 Includes the following options received pursuant to the Accelerated
  Ownership Feature: 906 options expiring on 03/13/01; and 2,847 options expiring on 10/10/01.

6 Includes the following options received pursuant to the Accelerated
  Ownership Feature: 5,179 options expiring on 10/10/01; and 5,055 options expiring on 09/01/03.

7 Amounts shown are estimates of the value of the options calculated using a Black-Scholes based option valuation model. The material assumptions and adjustments incorporated into the Black-Scholes based model include the exercise price of the option, the option term, an interest rate factor based on the U.S. Treasury rate over the option term (ranging from 5.8% to 6.4%), a volatility factor based on the standard deviation of the price of the Common Stock (ranging from 17% to 18%) and a dividend rate based on the annualized dividend rate per share of Common Stock. The actual value of the options, if any, will depend on the extent to which the market value of the Common Stock exceeds the price of the option on the date of exercise. Management believes that the Black-Scholes model was not developed for the purpose of valuing employee stock options, particularly those having rights such as the Accelerated Ownership Feature. There can be no assurance that this Black-Scholes based model will approximate the value the executive will actually realize.

1996 OPTION EXERCISES AND YEAR-END VALUES

The following table shows information regarding the exercise of stock options during 1996 by the Named Officers and the number and value of any unexercised stock options as of December 31, 1996.

           (A)                  (B)          (C)          (D)           (E)
                                                       NUMBER OF
                                                      SECURITIES     VALUE OF
                                                      UNDERLYING    UNEXERCISED
                                                      UNEXERCISED  IN-THE-MONEY
                                                      OPTIONS AT    OPTIONS AT
                              SHARES                  FY-END (#)    FY-END ($)
                           ACQUIRED ON     VALUE     EXERCISABLE/  EXERCISABLE/
    EXECUTIVE OFFICER      EXERCISE (#) REALIZED ($) UNEXERCISABLE UNEXERCISABLE
    -----------------      ------------ ------------ ------------- -------------
Reuben Mark...............    69,776     1,426,047     1,973,641/   60,559,387/
                                                               0             0
William S. Shanahan.......    31,950       639,000       309,677/   11,077,464/
                                                          85,668     1,644,081
Lois D. Juliber...........    21,768       604,628        82,581/    2,088,833/
                                                          50,182       867,146
Andrew D. Hendry..........    23,570       987,562        47,395/    1,533,921/
                                                          36,568       515,868
David A. Metzler..........     9,416       191,340       101,167/    3,133,372/
                                                          39,334       758,478

The option values shown above reflect an increase in the market value of the Company from $2.7 billion as of December 31, 1987 (the earliest grant year of the options reported above) to $13.6 billion as of December 31, 1996.

RETIREMENT PLAN

Table A below shows the estimated maximum annual retirement benefit payable to persons (including the Named Officers) retiring in 1997 under the "final average earnings" formula of the Colgate Employees' Retirement Income Plan (the "Retirement Plan"). Table B shows the estimated annual retirement benefit for each of the Named Officers payable under the Colgate Personal Retirement Account ("PRA") formula, which was added to the Retirement Plan on July 1, 1989. All salaried employees of the Company employed at June 30, 1989 (including the Named Officers) were offered a one-time election to maintain the Retirement Plan's benefit under the "final average earnings" formula by making monthly contributions of 2% of recognized earnings (described below) up to the Social Security wage base and 4% of recognized earnings in excess of the wage base. All of the Named Officers (excluding Mr. Hendry) made this one-time election in 1989. The Named Officers and other employees who so elected are entitled at retirement to receive the greater of the benefit under the "final average earnings" benefit formula (Table A) or the benefit under the PRA formula (Table B). Those who did not so elect, are entitled at retirement to receive the benefit under the PRA formula only.

                                    TABLE A

                               (EXPRESSED IN $)

                                             YEARS OF SERVICE
REMUNERATION /1/,/2/,/3/    15      20       25        30        35        40
------------------------  ------- ------- --------- --------- --------- ---------
  500,000...............  135,000 180,000   225,000   270,000   315,000   360,000
  750,000...............  202,500 270,000   337,500   405,000   472,500   540,000
1,250,000...............  337,500 450,000   562,500   675,000   787,500   900,000
1,750,000...............  472,500 630,000   787,500   945,000 1,102,500 1,260,000
2,250,000...............  607,500 810,000 1,012,500 1,215,000 1,417,500 1,620,000
2,750,000...............  742,500 990,000 1,237,500 1,485,000 1,732,500 1,980,000

--------
/1Remuneration/equals "final average earnings," which is the average of the individual's highest consecutive three years of "recognized earnings" out of the ten years immediately preceding retirement. For the Named Officers, "recognized earnings" is the sum of the regular salary earned during the prior year (column (c) in the Summary Compensation Table on page 11) (or annual salary as of January 1, if higher), plus the bonus payment paid during the preceding calendar year (column (d) in the Summary Compensation Table on page 11).

/2The/number of years of credited service under the Retirement Plan as of January 1, 1997 for the Named Officers are: Mr. Mark--33 years 7 months; Mr. Shanahan--31 years 5 months; Ms. Juliber--8 years 5 months; Mr. Hendry--5 years 10 months; and Mr. Metzler--31 years 11 months.

/3Includes/payments under the Supplemental Employees' Retirement Plan in excess of limitations under the Internal Revenue Code of 1986, as amended. Benefits are computed by multiplying "final average earnings" by the product of years of credited service and 1.8%. Benefits payable under the Supplemental Employees' Retirement Plan are subject to a maximum of 70% of the sum of the individual's base salary at retirement and bonus for the calendar year immediately preceding retirement, less benefits payable under the basic Retirement Plan. Benefits are subject to an offset for Social Security and certain other benefits.

Benefits under the PRA are determined as follows: On July 1, 1989, an account with an opening balance was established for each eligible person employed on June 30, 1989, equal to the greater of (i) the lump-sum value of the pension then accrued under the Retirement Plan's "final average earnings" formula or
(ii) an amount calculated by aggregating the monthly pay-based credits which would have been made to the employee's account had the PRA always been in effect. Thereafter, and with respect to PRA accounts established for any eligible employee hired on or after July 1, 1989, monthly pay-based credits are accumulated in an employee's account, being determined as a percentage of the employee's monthly recognized earnings in accordance with the following formula:

                                              UP TO 1/4 OF       OVER 1/4 OF
                                             SOCIAL SECURITY THE SOCIAL SECURITY
YEARS OF SERVICE                                WAGE BASE         WAGE BASE
----------------                             --------------- -------------------
 0- 9.......................................      2.50%              3.75%
10-14.......................................      3.00%              4.50%
15-19.......................................      4.00%              6.00%
20-24.......................................      5.35%              8.00%
25 or more..................................      7.50%             11.25%

  In addition, the employee's account is credited monthly with interest at an annual rate of 2% over the current six-month Treasury bill rate, adjusted quarterly.

                                    TABLE B

Table B shows the estimated annual retirement benefits payable under the PRA for each of the Named Officers, based on 1997 recognized earnings and assuming no future increases in such earnings and an annuity rate of 9%:

                                                           YEAR   AMOUNT OF
                                                         REACHING   LEVEL
                                                          AGE 65  ANNUITY ($)/1/
                                                         -------- ----------
   Reuben Mark..........................................   2004    852,860
   William S. Shanahan..................................   2005    472,973
   Lois D. Juliber......................................   2014    171,289
   Andrew D. Hendry.....................................   2012     78,852
   David A. Metzler.....................................   2007    267,656

--------
/1/Includes payments in excess of Internal Revenue Code limitations under the Supplemental Employees' Retirement Plan. Benefits payable under the Supplemental Employees' Retirement Plan are subject to a maximum of 70% of the sum of the individual's base salary at retirement and bonus for the calendar year immediately preceding retirement, less benefits payable under the basic Retirement Plan.

EXECUTIVE SEVERANCE PLAN AND OTHER ARRANGEMENTS

  The Executive Severance Plan (the "Severance Plan") was adopted by the Board of Directors effective September 1, 1985, and was last amended as of June 8, 1995. The Severance Plan is administered by the Personnel and Organization Committee (the "P&O Committee"). The P&O Committee selects participants from among the executive officers and other key personnel of the Company and has selected the Named Officers, among others, as participants.

If within two years of a change of control of the Company (as defined in the Severance Plan), an executive participating in the Severance Plan terminates employment due to an adverse change in conditions of employment or the Company terminates the executive's employment other than for cause (defined as serious willful misconduct likely to result in material economic damage to the Company), the executive is entitled to receive, in a lump sum, an amount equal to between 12 and 36 months of compensation and a pro rata cash bonus under the Executive Incentive Compensation Plan for the period prior to termination. Compensation is defined to include the executive's base salary as of the termination date plus his or her highest cash award under the Executive Incentive Compensation Plan within the last five years. If an outside accounting firm determines that receipt of such a lump sum under the Severance Plan would subject the executive officer to tax under Section 4999 of the Internal Revenue Code of 1986, as amended, he or she may elect to receive in lieu of such lump sum, a reduced amount resulting in equal or greater net after-tax aggregate payments than would be received by payment of the lump sum.

In addition, the Company has made commitments to participants in the Severance Plan that if it terminates the employment of a participant at its convenience rather than as a result of a change of control, it will continue the participant's base salary and certain benefits for a period ranging from nine to 36 months. No payments are made in the event of a voluntary termination (which does not include termination due to an adverse change in conditions of employment) or termination for cause. In addition, the period during which salary is continued and benefits are paid does not extend beyond attainment of age 65 or attainment of 85 or more combined years of age and service with the Company.

Other arrangements relating to a change of control contained in existing Company benefit plans are as follows. Under the 1977 and 1987 Stock Option Plan and the proposed 1997 Stock Option Plan, all outstanding stock options held by employees, whether or not then currently exercisable, become immediately exercisable upon a change of control. Under the Non-Employee Director Stock Option Plan, all outstanding options granted to non-employee directors also become immediately exercisable upon a change of control regardless of whether or not they were then fully vested and exercisable or the options may be surrendered for the difference between their exercise price and the stock's current value. In addition, the vesting of restricted stock awards to employees granted under the Executive Incentive Compensation Plan is accelerated upon a change of control. With respect to the Supplemental Employees' Retirement Plan, which is an unfunded plan, the Company has arranged for a letter of credit which requires the issuing bank to fund the accrued benefits payable under such plan in the event of a change of control of the Company and the Company's refusal to pay the benefit. Funding will be made by payments to a trust, which currently is subject to the claims of the Company's creditors in the event of an insolvency.

COMPENSATION COMMITTEE INTERLOCKS

As discussed above, the members of the P&O Committee during 1996 were Mrs. Conway and Messrs. Alden, Ferguson, Johnson, Kendall and Lewis. All six members are non-management directors, and none has any direct or indirect material interest in or relationship with the Company or any of its subsidiaries, other than stockholdings as discussed above and as related to his or her position as director. None of the executive officers of the Company has served on the Board of Directors or compensation committee of any other entity, any of whose officers served either on the Company's Board of Directors or the P&O Committee.

P&O COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The Company's executive compensation practices are designed to support its business goals of fostering profitable growth and increasing shareholder value. The Company seeks to align the interests of executives and stockholders through the use of stock-based compensation plans. In addition, the Company's policy is to pay for performance; that is, the better the individual, team, business unit and/or global performance against established goals and objectives, the greater the compensation reward. Finally, each element of the Company's compensation package is designed to be competitive with the compensation practices of other leading consumer products and industrial companies.

As noted above, the P&O Committee is composed entirely of non-management directors. In addition to using Company resources, the P&O Committee periodically retains the services of independent compensation consultants to help it assess the competitiveness and effectiveness of the Company's executive compensation practices in general and for the Chief Executive Officer in particular. In 1994, Towers Perrin consulted with the P&O Committee in its review of Section 162(m) of the Internal Revenue Code of 1986, as amended, and in developing modifications to existing compensation plans to qualify compensation paid to its executive officers for deductibility. The Company's practice is to maximize the deductibility of compensation paid to executive officers, to the extent possible consistent with the Company's objectives, in order to attract and retain high caliber executives. In 1995, Towers Perrin conducted a comprehensive review of the Company's long term incentive program including the appropriateness of the performance measures, payout levels relative to performance and the competitiveness of the plan design features. In 1996, Hewitt & Associates and Towers Perrin contributed to a comprehensive review of the competitiveness of the Company's executive salary, bonus and long term incentive programs.

The P&O Committee reviewed and recommended the overall compensation of Reuben Mark, the Chairman and Chief Executive Officer of the Company, subject to the approval of the non-management directors. In addition, the P&O Committee reviewed and approved, and the Board ratified, the overall compensation of the other executive officers of the Company. The key elements of compensation used by the Company are base salary and performance-based incentives including annual cash bonuses, stock options, restricted stock grants and other long term incentives. This report discusses the Company's practices regarding each of these elements as applied to the executive officers generally and concludes with a separate discussion of Mr. Mark's compensation in particular.

BASE SALARY

The Company's practice is to pay salaries that are competitive with a comparison group of other leading consumer products and industrial companies (the "Comparison Group"). The companies in the Comparison Group are selected by the Company's Human Resources department based on the recommendation of independent compensation consultants and are reviewed and approved by the P&O Committee. While the Comparison Group is comprised primarily of consumer products companies, companies outside the consumer products field are also included because the Company believes, and the P&O Committee concurs, that the market for executive talent is broader than simply other consumer products companies. The peer group used in the Stock Price Performance Graphs on page 24 is composed solely of companies with whom the Company competes in one or more of its primary businesses. The composition of the Comparison Group is updated periodically.

The midpoint of the salary range for executive officers is set at the median of the Comparison Group, with salaries above the median available to exceptional performers and key contributors to the success of the Company. Annual salary adjustments are based on individual performance, assumption of new responsibilities, competitive data from the Comparison Group and the Company's overall annual salary budget guidelines. If an executive officer is responsible for a particular business unit, this unit's financial results are taken into account. In addition, other performance measures, such as improvements in customer service, faster product development, improving market share of Colgate brands, global expansion and productivity increases, are considered.

The direct manager of each officer determines such officer's salary increase based on the factors discussed above. In 1996, salaries for executive officers as a group were at approximately the median of the Comparison Group for similar jobs.

ANNUAL CASH BONUS

In 1996, the Company's executive officers were eligible for annual cash bonuses under the Executive Incentive Compensation Plan ("EICP" or the "EICP Plan"). Annual bonuses under the EICP Plan for certain covered executives are payable only upon the successful attainment of specific performance measures established in advance by the P&O Committee. During 1996, these covered executives included the Chief Executive Officer and the six executive officers who report directly to him (the "Covered Executives"). The amount of the annual EICP bonus for these Covered Executives is payable based upon the degree of achievement of the pre-established performance measures, subject to the P&O Committee's discretion to adjust awards downward. The pre-established performance measure for 1996 was an earnings per share goal.

Bonuses for executive officers who were not Covered Executives were determined by a formula based on the financial performance of the entire Company as a whole or the business unit to which an executive was assigned as well as performance against specific individual and team goals. Company-wide financial performance measures were based on the budgetary process which permits adjustments from time to time to take account of unusual items beyond the control of the Company or business unit involved. For 1996, the Company-wide financial performance measure was an earnings per share goal, and this applied to all executive officers with corporate-wide responsibilities. The business unit financial measures were sales and profit, and these applied to all officers with specific business unit responsibilities.

All executive officers are assigned threshold, target and maximum bonus award opportunities based on their grade levels. Target award opportunities are generally set at the median of the Comparison Group. If the Company or business unit exceeds its earnings per share or sales and profit goals, above-target bonuses may be granted. If the minimum financial goals are not met, bonuses, if any, may be below the target level.

During 1996, the Company exceeded its earnings per share goal and most business units exceeded their sales and profit goals; therefore, bonuses for executive officers as a group exceeded median bonus levels of the Comparison Group.

LONG TERM PERFORMANCE-BASED INCENTIVES

Colgate has two principal compensation vehicles for encouraging the long term growth and performance of the Company. The first is stock options granted under the Company's stock option plans, and the second is restricted stock awards under the Long Term Global Growth Program of the EICP Plan. In addition, from time to time, restricted stock awards also may be granted for special recognition and retention purposes.

THE 1987 STOCK OPTION PLAN

Under the Company's 1987 Stock Option Plan, stock options are generally granted annually to executive officers. Guidelines for the size of stock option awards are developed based on factors similar to those used to determine salary and bonus, including a review of the practices of the Comparison Group. Since the Company and the P&O Committee view the granting of stock options as a way to obtain competitive compensation advantage, the Company's strategy is to set target award levels at the 75th percentile of the Comparison Group. Actual award grants may vary from the target based on individual performance, business unit performance or the assumption of increased responsibilities. In the event of poor corporate performance, the P&O Committee may decide not to grant annual stock options. As a result of the comprehensive executive compensation review conducted in 1996, the P&O Committee concluded that 1996 stock option awards for executive officers as a group were below the Comparison Group target award levels. The amount and terms of current stock holdings by executive officers did not influence grant decisions.

Stock options during 1996 (other than options granted under the Accelerated Ownership Feature described on page 12 in footnote 4) were granted with an exercise price equal to the market price of the Common Stock on the date of grant and have a ten-year term. They vest in equal annual installments over three years. This approach is designed to motivate the creation of stockholder value over the long term since the full benefit of the stock option grant cannot be realized unless stock price appreciation occurs over a number of years. In addition, the Accelerated Ownership Feature of the 1987 Stock Option Plan facilitates ownership and retention of the Common Stock by executive officers of the Company. Since its inception, the Accelerated Ownership Feature has resulted in a significant increase in ownership of Common Stock by executive officers of the Company.

THE LONG TERM GLOBAL GROWTH PROGRAM

Under the Long Term Global Growth Program, long term incentive awards are granted based on whether the Company achieves targeted levels of growth in compound global annual net sales and earnings per share over a three-year measurement period. In addition to these financial measures, supplemental measures dealing with non-financial business fundamentals are established from time to time. These performance measures, for all executive officers other than Covered Executives, may be adjusted for unusual items beyond the control of the Company or business unit involved.

Each year an executive officer is assigned a threshold, target and maximum award opportunity that is realizable if the Company meets or exceeds specific financial goals, e.g., sales and earnings per share, over the following three years. The target award opportunities are set in dollars as a percentage of salary at approximately from the median to the 75th percentile of the Comparison Group, except for the Chairman's target which is expressed as a specific number of shares. At the end of the measurement period, awards are made in the form of restricted stock based on the fair market value of the Common Stock on the date the award is actually made. Grants of awards are subject to the discretion of the P&O Committee. Once awarded after the three-year measurement period, the restricted stock grants are subject to possible forfeiture for an additional three year period if the executive's employment with the Company is terminated during that time.

The P&O Committee granted restricted stock awards to executive officers under the Long Term Global Growth Program for 1996 based on sales and earnings per share growth over the 1994 through 1996 measurement period. All participants received an award below target based on a pre-established formula relating sales and earnings per share growth to target. In addition, as a separate grant, the Board of Directors granted discretionary restricted stock awards to certain executive officers in order to recognize properly the contributions of these executives to the Company's outstanding 1996 results and to help ensure the retention of these executives. The amount and terms of current stock holdings by executive officers did not influence grant decisions.

1996 CHIEF EXECUTIVE OFFICER COMPENSATION

The P&O Committee reviewed and recommended the overall compensation of Reuben Mark, the Chairman and Chief Executive Officer of the Company, subject to the approval of the directors of the Company other than Mr. Mark, all of whom are non-management directors. As discussed in the Base Salary section above, the midpoint of the salary range for executive officers is set at the median of the Comparison Group, with salaries above the median available to exceptional performers and key contributors to the success of the Company. In setting Mr. Mark's 1996 base salary, the key factor the P&O Committee considered was the Company's pre-established guidelines for determining salary increases. Other factors included the Company's success in exceeding its sales and profit goals in 1996, Mr. Mark's tenure as Chief Executive Officer, his individual performance and contributions to the continuing success and increased value of the Company and a comparison of base salaries of other chief executive officers in the Comparison Group. During 1996, the P&O Committee increased Mr. Mark's annual salary by 4%. Mr. Mark's salary is at approximately the sixtieth percentile of the Comparison Group.

As discussed above in the Annual Cash Bonus section, the Chief Executive Officer's annual EICP bonus is payable based upon the successful attainment of specific performance measures established in advance by the P&O Committee, subject to the P&O Committee's discretion to adjust the award downwards. During 1996, the pre-established performance measure was an earning per share goal. Based on this bonus formula, Mr. Mark was awarded an annual bonus of $1,656,302. Since the Company exceeded its earnings per share goal, bonuses for the Chief Executive Officer and executive officers as a group exceeded median bonus levels of the Comparison Group.

Mr. Mark is also eligible for awards under the Long Term Global Growth Program discussed above. Mr. Mark's target award opportunity under this program, stated in shares of Common Stock rather than cash, for the measurement period 1994-1996 was 24,300 shares. As discussed above in the Long Term Global Growth Program section, the P&O Committee granted restricted stock awards to executive officers under the Long Term Global Growth Program for 1996 based on sales and earnings per share growth over the 1994 through 1996 measurement period. The Chief Executive Officer and all executive officers as a group received an award below target based on a pre-established formula relating sales and earnings per share growth to target. Mr. Mark was granted 15,601 restricted shares for the 1994-1996 measurement period, below his target of 24,300. As a separate grant, the Board of Directors granted Mr. Mark 6,625 additional restricted shares in order to recognize properly his contribution to the Company's outstanding 1996 results. The sum of Mr. Mark's restricted share grant under the Long Term Global Growth Program plus the separate grant of restricted shares was also below this target.

No new stock option grants were granted to Mr. Mark in 1996.

In summary, the P&O Committee believes that executive performance significantly influences Company performance. Therefore the P&O Committee's approach to executive compensation is guided by the principle that executives should have the potential for increased earnings when performance objectives are exceeded, provided there is appropriate downside risk if performance targets are not met.

The foregoing report has been furnished by Mrs. Conway (Chair) and Messrs. Alden, Ferguson, Johnson, Kendall and Lewis.

STOCK PRICE PERFORMANCE GRAPHS

The graphs on the following page compare cumulative total stockholder returns on the Common Stock against the S&P Composite-500 Stock Index and a peer company index for a five-year and a ten year period each ending December 31, 1996.

                        1986    1987    1988    1989    1990    1991    1992    1993    1994    1995    1996
Colgate-Palmolive        100      99     126     175     209     284     331     379     396     451     606
Peer Group               100     123     132     187     198     244     260     281     317     408     538
S&P 500                  100     105     123     162     157     204     220     242     245     337     415

                        1991    1992    1993    1994    1995    1996
Colgate-Palmolive       100     117     134     139     159     213
Peer Group              100     104     112     128     165     219
S&P 500                 100     108     118     120     165     203

The 1996 return for the Common Stock shown on these graphs is based on a closing price per share as of December 31, 1996 of $92.25; as of the date of this proxy statement's printing, March 19, 1997, the closing price per share of the Common Stock was $107.75.

The companies included in the peer company index compete with the Company in one or more of its primary businesses and are the same as included in last year's proxy statement, except for The Dial Corp. which, as a result of a spin-off of a major portion of its business in 1996, no longer has a trading history prior to 1996. The companies are as follows: Avon Products, Inc., Clorox Company, Dow Chemical Company (Dow Brands), Gillette Company, Ralston Purina Company (Pet Foods Division), The Procter & Gamble Company, Quaker Oats Company (Pet Foods Division) and Unilever N.V. The Comparison Group discussed in the P&O Committee Report earlier in this proxy statement includes other industrial companies and consumer products companies for reasons discussed in the report.

2. APPROVAL OF SELECTION OF AUDITORS

The Board of Directors, on the recommendation of the Audit Committee, has selected Arthur Andersen LLP as auditors for the year ending December 31, 1997. Arthur Andersen LLP has audited the accounts of the Company since its incorporation. The Board of Directors considers it desirable to continue the services of Arthur Andersen LLP. Representatives of Arthur Andersen LLP are expected to be present at the meeting. They will have the opportunity to make a statement and will be available to respond to appropriate questions. If the stockholders should fail to approve the selection of auditors, auditors will be designated by the Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE SELECTION OF ARTHUR ANDERSEN LLP AS AUDITORS.

3. ADOPTION OF 1997 STOCK OPTION PLAN

INTRODUCTION

At the Annual Meeting, the Company's stockholders will be requested to consider and act upon a proposal to adopt the Colgate-Palmolive Company 1997 Stock Option Plan attached as Appendix A to this proxy statement (the "1997 Plan").

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF THE 1997 PLAN.

DESCRIPTION OF THE 1997 PLAN

Set forth below is a summary of certain important features of the 1997 Plan, which summary is qualified in its entirety by reference to the actual plan attached as Appendix A.

The purpose of the 1997 Plan is to give the Company a competitive advantage in attracting, retaining and motivating officers and employees and to link employee incentives directly to the profitability of the Company's businesses and increases in stockholder value.

The 1997 Plan will be administered by the P&O Committee. The P&O Committee selects participants from among those executives and other key employees of the Company and its subsidiaries who are in a position to contribute materially to the success of the Company and determines the amounts, times, forms, terms and conditions of grants. Approximately 1,100 employees, including executive officers, will be eligible for grants under the 1997 Plan. Grants may be in the form of options (including incentive stock options) to purchase shares of the Company's Common Stock and stock appreciation rights (collectively "stock incentives"). Either authorized but unissued shares or treasury shares may be used.

The 1997 Plan provides for grants of stock incentives covering up to fifteen million (15,000,000) shares of Common Stock (the "Plan Maximum"), which number will be increased to thirty million (30,000,000) shares to reflect the two-for-one stock split payable on May 15, 1997. Except for purposes of determining the number of shares available for grants of incentive stock options (which shall remain fixed at the Plan Maximum), the Plan Maximum shall be increased by the number of shares of Common Stock used to pay the exercise price of stock options and the number of stock options which have terminated upon expiration, cancellation and forfeiture. For purposes of assuring the deductibility of awards under Section 162(m) of the Internal Revenue Code of 1986, as amended, no participant may be granted an award in any one year which exceeds 0.5% of the number of issued and outstanding shares of Common Stock (the "Individual Maximum"). In the case of multi-year awards, no participant may be granted an award which exceeds the product of the Individual Maximum and the number of years covered by the grant (regardless of how shares are allocated over such period). Stock appreciation rights may be granted on a "free-standing" basis or in conjunction with all or a portion of the shares covered by an option, either at the time of grant or at any time during the term of the option (except that in the case of incentive stock options, such rights may be granted only at the time of grant of such option). Stock incentive awards are subject to such provisions as the P&O Committee determines and may be exercised at one time or in such installments over the exercise period as determined by the P&O Committee. The option price per share cannot be less than the fair market value of Common Stock on the date each such option is granted. On March 19, 1997, the closing price of the Company's Common Stock was $107.75 per share as reported for New York Stock Exchange Composite Transactions.

Where two or more stock incentives have been granted in conjunction with one another, such stock incentives are not cumulative. That is, the exercise of one of such stock incentives will result in the cancellation of the related stock incentives. The voluntary surrender of all or a portion of any stock incentive may be conditioned upon the granting of a new stock incentive. In the event of any change in Common Stock, such as a stock split or stock dividend, the P&O Committee may make appropriate adjustment in the number of shares subject to the 1997 Plan and in the terms of any grants.

Each stock incentive is exercisable in whole or in part, prior to its cancellation or termination, by written notice to the Company. If an option is being exercised, such notice must be accompanied by payment in full of the purchase price by check or in another form acceptable to the P&O Committee, including shares of Common Stock. The 1997 Plan provides that participants who exercise stock options under the 1997 Plan (or the 1987 Plan, the 1977 Plan or the 1996 Stock Option Plan) and pay the purchase price and/or withholding taxes in shares of Common Stock (which shares shall have been owned for at least six months) will be granted a replacement option in a number equal to the number of shares paid to the Company as the purchase price and for withholding taxes. Replacement options will be exercisable at a price equal to the fair market value of the Common Stock on the date of the grant of the replacement option and will expire no later than the expiration date of the original option. Replacement options can not be granted more than twice each year to the same participant and will not be exercisable for at least six months from the date of grant. In addition, as a condition to the grant of a replacement option, the recipient must agree not to resell, for a period of up to two years, the number of shares received upon exercise of the original option which are in excess of the number of shares used to exercise the original option. Proceeds, if any, from the exercise of options under the 1997 Plan will be used for general corporate purposes. Stock incentives are not transferable except by will or by laws of descent and distribution unless otherwise permitted by the P&O Committee.

In general, each stock incentive will terminate upon the earlier of (i) the termination date (the "Termination Date") fixed by the P&O Committee when the stock incentive is granted or (ii) unless determined otherwise by the P&O Committee, termination of employment or, to the extent the stock incentive was then exercisable, three months after the participant's termination of employment. In the event of death, retirement or disability, the stock incentive may be fully exercised, whether or not it was then exercisable (unless provided otherwise in the stock incentive agreement), for three years thereafter or, if sooner, until its Termination Date. If a participant's employment is terminated for cause, however, his or her ability to exercise any stock incentive terminates.

Upon exercise of a stock appreciation right, the participant will receive either cash or shares of Common Stock or both, as the P&O Committee may determine, equal to the excess of the fair market value of a share of Common Stock on the date of exercise over the price per share specified in the related stock option.

The Company may make loans to such participants as the P&O Committee, in its discretion, may determine in connection with the exercise of options in an amount up to the exercise price of the option plus any applicable withholding taxes. In no event may any such loan exceed the fair market value, at the date of exercise, of the shares covered by the option exercised.

In the event of a change of control of the Company (as defined in the 1997
Plan), all stock options and stock appreciation rights which have not terminated and which are then held by any participant will become immediately exercisable. In addition, unless the P&O Committee determined otherwise at the time of grant, each participant generally will have the right (whether or not an option is then exercisable) during the sixty-day period beginning on a change of control of the Company, whether or not the related option is exercisable, to receive in cash an amount equal to the excess of (i) the highest fair market value per share of Common Stock during the sixty-day period ending on the date the change of control occurred over (ii) the exercise price per share of such option.

The 1997 Plan has a ten year term. The Board may amend, alter or discontinue the 1997 Plan, without stockholder approval, to the extent it deems appropriate in the best interests of the Company except for amendments for which stockholder approval would be required to retain the benefits of Section 162(m) of the Internal Revenue Code of 1986, as amended. Nevertheless, no amendment, alteration or discontinuance may be made which would impair the rights of any outstanding grants of stock incentives, unless otherwise agreed to by the holders thereof.

Federal Tax Consequences. The principal federal income tax consequences of the 1997 Plan under the Internal Revenue Code of 1986 as presently in effect to participants and the Company are set forth below.

The grant of non-qualified stock options and stock appreciation rights does not result in any taxable income to the participant or in any tax deduction to the Company. Upon the exercise of a non-qualified option, the excess of the market value of the share acquired over its cost to the participant is taxable to the participant as ordinary income and is deductible by the Company. The participant's tax basis for the shares is their fair market value at the time of exercise. Upon the exercise of a stock appreciation right, the cash or fair market value of the stock received is taxable to the participant as ordinary income and is deductible by the Company. The participant's tax basis for any shares received is the market value thereof at the time of exercise. Income realized on the exercise of a non-qualified stock option or stock appreciation right is subject to federal and (where applicable) state and local withholding taxes.

If a non-qualified stock option is exercised and the option price is paid by exchanging other appreciated shares of the Company's Common Stock for the shares subject to the option, the following tax consequences are applicable:
(a) regarding the stock evenly exchanged, no taxable gain or loss will be recognized by the participant and the tax basis and holding period of the old stock carries over to the new stock and (b) regarding the additional shares received, the fair market value of the additional shares will be taxable to the participant as ordinary income, the consequences of which are described above.

The exercise of an incentive stock option generally will not result in income to the participant if (i) the option is exercised within three months after the termination of employment (with other special rules for death or disability) and (ii) no disposition of the shares received upon exercise is made within two years from the date of grant or within one year after the date of exercise (collectively, the "holding periods"), whichever is later. However, the participant could be subject to the minimum tax on tax preferences upon the exercise of an incentive stock option, depending upon his or her individual tax situation. In the event of a sale of the shares received upon exercise of an incentive stock option after the expiration of the holding periods, any appreciation of the shares received above the exercise price should qualify as capital gain. The Company is not entitled to a tax deduction with respect to the exercise of an incentive stock option nor with respect to any disposition of the acquired shares after the expiration of the holding periods. However, if such shares are sold by the participant before the end of the holding period, the participant will recognize income and the Company will be entitled to a deduction equal to the lesser of the fair market value of the shares on the date of exercise minus the option price, or the amount realized on disposition minus the option price. Any gain in excess of the ordinary income portion will be taxable as long-term or short-term capital gain, depending on the holding period.

THE BOARD OF DIRECTORS BELIEVES THAT APPROVAL OF THE COLGATE-PALMOLIVE COMPANY 1997 STOCK OPTION PLAN IS IN THE BEST INTERESTS OF ALL STOCKHOLDERS AND, ACCORDINGLY, RECOMMENDS A VOTE FOR THE PROPOSED PLAN.

4. AMENDMENT TO RESTATED CERTIFICATE OF INCORPORATION TO INCREASE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 500,000,000 SHARES TO 1,000,000,000 SHARES

On March 6, 1997, the Company's Board of Directors unanimously adopted a resolution declaring it advisable to amend the Company's Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock, $1.00 par value, from 500,000,000 to 1,000,000,000 shares, subject to approval by the stockholders. No increase in the number of authorized shares of Preferred Stock or Convertible Preference Stock is being proposed at this time. The form of the proposed amendment (the "Amendment") is attached as Appendix B.

On March 6, 1997, the Board of Directors approved a two-for-one stock split for all stockholders of record on April 25, 1997, payable on May 15, 1997. The two-for-one stock split, which will be effected by way of a 100% Common Stock dividend, will reduce the number of shares of Common Stock available for issuance by the Company for corporate purposes.

The Amendment would increase the Company's authorized shares of Common Stock in proportion to the stock split. Management believes that the Amendment is in the best interests of the Company and its stockholders, to maintain the Company's flexibility in responding to future business and financing needs and opportunities. These additional shares will be used for general corporate purposes, including use for additional stock splits, financing transactions, acquisitions, stock dividends, rights or securities convertible into Common Stock and employee stock option and other stock ownership plans.

Management has no plan at the present time for the issuance or use of the additional shares of Common Stock to be authorized by the Amendment. The issuance of additional shares of authorized Common Stock would be within the discretion of the Board of Directors, without the requirement of further action by stockholders unless such action is required by applicable law or the rules of any stock exchange on which the Company's securities may then be listed. All newly authorized shares would have the same rights as the presently authorized shares, including the right to cast one vote per share and to participate in dividends when and to the extent declared and paid.

Under the Company's Restated Certificate of Incorporation, no holders of any class of stock of the Company are entitled to any preemptive rights with respect to any shares of the Company's capital stock.

Management is unaware of any specific effort to obtain control of the Company, and has no present intention of using the proposed increase in the number of authorized shares of Common Stock as an anti-takeover device. However, the Company's authorized but unissued capital stock could be used to make an attempt to effect a change in control more difficult.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE AMENDMENT OF THE COMPANY'S RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK.

FUTURE STOCKHOLDER PROPOSALS

Stockholder proposals for inclusion in the proxy materials relating to the 1998 Annual Meeting of Stockholders must be received by the Company no later than November 25, 1997.

OTHER BUSINESS

Management has no present intention of submitting any matters to the meeting other than those set forth above. It knows of no additional matters that will be presented by others. However, with respect to any other business that may come before the meeting, the persons designated in the enclosed proxy will vote in accordance with their best judgment.

By order of the Board of Directors.

Andrew D. Hendry
Senior Vice President, General Counsel and Secretary

                                                                     APPENDIX A

                           COLGATE-PALMOLIVE COMPANY
                            1997 STOCK OPTION PLAN

SECTION 1. PURPOSE; DEFINITIONS

  The purpose of the Plan is to give the Company a competitive advantage in attracting, retaining and motivating officers and employees and to provide the Company and its subsidiaries with a stock plan providing incentives more directly linked to the profitability of the Company's businesses and increases in stockholder value.

For purposes of the Plan, the following terms are defined as set forth below:

  (a)"Affiliate" means a corporation or other entity controlled by the Company and designated by the Committee from time to time as such.

  (b)"Award" means an award of Stock Appreciation Rights or Stock Options.

  (c)"Board" means the Board of Directors of the Company.

  (d)"Cause" means (1) conviction of a participant for committing a felony under federal law or the law of the state in which such action occurred, (2) dishonesty in the course of fulfilling a participant's employment duties, or
(3) willful and deliberate failure on the part of a participant to perform his employment duties in any material respect, or such other events as shall be determined by the Committee. The Committee shall have the sole discretion to determine whether "Cause" exists, and its determination shall be final.

  (e)"Change in Control" and "Change in Control Price" have the meanings set forth in Sections 8(b) and (c), respectively.

  (f)"Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

  (g)"Commission" means the Securities and Exchange Commission or any successor agency.

  (h)"Committee" means the Committee referred to in Section 2.

  (i)"Common Stock" means common stock, par value $1.00 per share, of the Company.

  (j)"Company" means Colgate-Palmolive Company, a Delaware corporation.

  (k)"Disability" means permanent and total disability as determined under Company procedures in effect on the effective date of the Plan or as otherwise established by the Committee for purposes of the Plan.

  (l)"Early Retirement" means retirement from active employment with the Company, a subsidiary or Affiliate pursuant to the early retirement provisions of the applicable pension plan of such employer.

  (m)"Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.

  (n)"Fair Market Value" means, as of any given date, the mean between the highest and lowest reported sales prices of the Common Stock on the New York Stock Exchange Composite Tape or, if not listed on such exchange, on any other national securities exchange on which the Common Stock is listed. If there is no regular public trading market for such Common Stock, the Fair Market Value of the Common Stock shall be determined by the Committee in good faith.

  (o)"Incentive Stock Option" or "ISO" means any Stock Option designated as, and qualified as, an "incentive stock option" within the meaning of Section 422 of the Code.

  (p)"Non-Employee Director" means a member of the Board who qualifies as a "Non-Employee Director" as defined in Rule 16b-3(b)(3), as promulgated by the Commission under the Exchange Act, or any successor definition adopted by the Commission.

  (q)"Nonqualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

  (r)"Normal Retirement" means retirement from active employment with the Company, a subsidiary or Affiliate at or after age 65.

  (s)"Plan" means the Colgate-Palmolive Company 1997 Stock Incentive Plan, as set forth herein and as hereinafter amended from time to time.

  (t)"Replacement Option" means a Stock Option awarded pursuant to Section 5(j) in conjunction with the exercise, using Common Stock, of a previously outstanding Stock Option.

  (u)"Retirement" means Normal or Early Retirement.

  (v)"Rule 16b-3" means Rule 16b-3, as promulgated by the Commission under
Section 16(b) of the Exchange Act, as amended from time to time.

  (w)"Stock Appreciation Right" means a right granted under Section 6.

  (x)"Stock Option" means an option granted under Section 5. For purposes of
Section 5(j) only, the term "Stock Option" shall include options to purchase Common Stock granted under the 1987 Stock Option Plan and the 1996 Stock Option Plan which remain unexercised as of the effective date of this Plan.

  (y)"Termination of Employment" means the termination of the participant's employment with the Company and any subsidiary or Affiliate. A participant employed by a subsidiary or an Affiliate shall also be deemed to incur a Termination of Employment if the subsidiary or Affiliate ceases to be such a subsidiary or an Affiliate, as the case may be, and the participant does not immediately thereafter become an employee of the Company or another subsidiary or Affiliate. Temporary absences from employment because of illness, vacation or leave of absence and transfers among the Company and its subsidiaries and Affiliates shall not be considered Terminations of Employment.

  In addition, certain other terms used herein have definitions given to them in the first place in which they are used.

SECTION 2. ADMINISTRATION

  The Plan shall be administered by the Personnel & Organization Committee designated by the Board pursuant to the Company's By-Laws. If at any time there is no such Personnel & Organization Committee, or such Personnel & Organization Committee shall fail to be composed of at least two directors each of whom is both (1) a Non-Employee Director and (2) an "outside director" within the meaning of Section 162(m)(4) of the Code, the Plan shall be administered by a Committee selected by the Board and composed of not less than two individuals, each of whom shall be such a Non-Employee Director and such an outside director.

  The Committee shall have plenary authority to grant Awards pursuant to the terms of the Plan to officers and employees of the Company and its subsidiaries and Affiliates.

  Among other things, the Committee shall have the authority, subject to the terms of the Plan:

  (a)To select the officers and employees to whom Awards may from time to time be granted;

  (b)Determine whether and to what extent Incentive Stock Options, Nonqualified Stock Options, Stock Appreciation Rights or any combination thereof are to be granted hereunder;

  (c)Determine the number of shares of Common Stock to be covered by each Award granted hereunder;

  (d)Determine the terms and conditions of any Award granted hereunder (including, but not limited to, the option price (subject to Section 5(a)), any vesting condition, restriction or limitation and any acceleration of vesting or waiver of forfeiture regarding any Award and the shares of Common Stock relating thereto, based on such factors as the Committee shall determine;

  (e)Subject to the provisions of Section 9, modify, amend or adjust the terms and conditions of any Award, at any time or from time to time; and

  (f)Determine to what extent and under what circumstances Common Stock and other amounts payable with respect to an Award shall be deferred.

  The Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable, to interpret the terms and provisions of the Plan and any Award issued under the Plan (and any agreement relating thereto) and to otherwise supervise the administration of the Plan.

  The Committee may act only by a majority of its members then in office, except that the Committee may (1) authorize the delegation to designated officers or employees of the Company such of its powers and authority under the Plan as it deems appropriate (provided that no such authorization may be made that would cause Awards or other transactions under the Plan to fail to be exempt from Section 16(b) of the Exchange Act) and (2) authorize any one or more of the members of the Committee or any designated officer or employee of the Company to execute and deliver documents on behalf of the Committee.

  Any determination made by the Committee or pursuant to delegated authority pursuant to the provisions of the Plan with respect to any Award shall be made in the sole discretion of the Committee or such delegate(s) at the time of the grant of the Award or, unless in contravention of any express term of the Plan, at any time thereafter. All decisions made by the Committee or any appropriately delegated officer(s) or employee(s) pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and Plan participants.

SECTION 3. COMMON STOCK SUBJECT TO PLAN

  The total number of shares of Common Stock reserved and available for issuance pursuant to Stock Options under the Plan shall be 15,000,000 (the "Plan Maximum"). However, except for purposes of determining the number of shares available for issuance pursuant to Incentive Stock Options (which shall not exceed such number), the Plan Maximum shall be increased by (i) the number of shares of Common Stock used to pay the exercise price of Stock Options and
(ii) the number of Stock Options which have terminated upon expiration, cancellation, forfeiture or otherwise. The number of shares of Common Stock covered by Awards granted to any one participant shall not exceed the greater of (a), in any one year, 0.5% of the number of shares of Common Stock outstanding as of the December 31 preceding the grant (as adjusted pursuant to the final paragraph of this Section) or (b) in the case of a multi-year grant, the product of the amount in (a) and the number of years for which the grant is intended (regardless of how such shares are allocated over such period). Shares subject to an Award under the Plan may be authorized and unissued shares or may be treasury shares.

  In the event of any change in corporate capitalization, such as a stock split or a corporate transaction, such as any merger, consolidation, separation, including a spin-off, or other distribution of stock or property of the Company, any reorganization (whether or not such reorganization comes within the definition of such term in Section 368 of the Code) or any partial or complete liquidation of the Company, the Committee or Board may make such substitution or adjustments in the aggregate number and kind of shares reserved for issuance under the Plan, in the aggregate limit on grants to individuals, in the number, kind and option price of shares subject to outstanding Stock Options and Stock Appreciation Rights, and/or such other equitable substitution or adjustments as it may determine to be appropriate in its sole discretion; provided, however, that the number of shares subject to any Award shall always be a whole number.

SECTION 4. ELIGIBILITY

  Officers and employees of the Company, its subsidiaries and Affiliates who are in a position to contribute materially to the success of the Company, its subsidiaries or Affiliates are eligible to be granted Awards under the Plan. No grant shall be made under this Plan to a director who is not an officer or a salaried employee of the Company, its subsidiaries or Affiliates.

SECTION 5. STOCK OPTIONS

  Stock Options may be granted alone or in addition to other Awards granted under the Plan and may be of two types: Incentive Stock Options and Nonqualified Stock Options. Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve. Stock Options granted under Section 5(j) of the Plan may include Replacement Options related to Stock Options granted under the 1987 Stock Option Plan and the 1996 Stock Option Plan.

  The Committee shall have the authority to grant any optionee Incentive Stock Options, Nonqualified Stock Options or both types of Stock Options (in each case with or without Stock Appreciation Rights); provided, however, that grants hereunder are subject to the aggregate limit on grants to individual participants set forth in Section 3. Incentive Stock Options may be granted only to employees of the Company and its subsidiaries (within the meaning of Section 424(f) of the Code). To the extent that any Stock Option is not designated as an Incentive Stock Option or even if so designated does not qualify as an Incentive Stock Option, it shall constitute a Nonqualified Stock Option.

  Stock Options shall be evidenced by option agreements, the terms and provisions of which may differ. An option agreement shall indicate on its face whether it is intended to be an agreement for an Incentive Stock Option or a Nonqualified Stock Option. The grant of a Stock Option shall occur on the date the Committee, by resolution, selects an individual to be a participant in any grant of a Stock Option, determines the number of shares of Common Stock to be subject to such Stock Option to be granted to such individual and specifies the terms and provisions of the Stock Option. The Company shall notify a participant of any grant of a Stock Option, and a written option agreement or agreements shall be duly executed and delivered by the Company to the participant. Such agreement or agreements shall become effective upon execution by the Company and the participant.

  Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options shall be interpreted, amended or altered nor shall any discretion or authority granted under the Plan be exercised so as to disqualify the Plan under Section 422 of the Code or, without the consent of the optionee affected, to disqualify any Incentive Stock Option under such Section 422.

  Stock Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions as the Committee shall deem desirable:

  (a)Option Price. The option price per share of Common Stock purchasable under a Stock Option shall not be less than the Fair Market Value of the Common Stock subject to the Stock Option on the date of grant.

  (b)Option Term. The term of each Stock Option shall be fixed by the Committee, but no Incentive Stock Option shall be exercisable more than 10 years after the date the Stock Option is granted.

  (c)Exercisability. Except as otherwise provided herein, Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee. If the Committee provides that any Stock Option is exercisable only in installments, the Committee may at any time waive such installment exercise provisions, in whole or in part, based on such factors as the Committee may determine. In addition, the Committee may at any time accelerate the exercisability of any Stock Option.

  (d)Method of Exercise. Subject to the provisions of this Section 5, Stock Options may be exercised, in whole or in part, at any time during the option term by giving written notice of exercise to the Company specifying the number of shares of Common Stock subject to the Stock Option to be purchased.

  Such notice shall be accompanied by payment in full of the purchase price by certified or bank check or such other instrument as the Company may accept. Unless otherwise determined by the Committee, such payment may also be made in full or in part in the form of unrestricted Common Stock already owned by the optionee of the same class as the Common Stock subject to the Stock Option (based on the Fair Market Value of the Common Stock on the date the Stock Option is exercised); provided, however, that, (i) any Common Stock used to make such payment shall have been held for at least six months, (ii) Common Stock subject to restrictions on resale pursuant to Section 5(j) hereof may be used for such payment, and (iii) in the case of an Incentive Stock Option, the right to make payment in the form of already owned shares of Common Stock may be authorized only at the time the Stock Option is granted.

  The Company may make loans to such participants as the Committee, in its discretion, may determine (including a participant who is a director or officer of the Company) in connection with the exercise of Stock Options in an amount up to the exercise price of the Stock Option to be exercised plus any applicable withholding taxes. In no event may any such loan exceed the Fair Market Value, at the date of exercise, of the shares covered by the Stock Option, or portion thereof, exercised by the participant. Such loans shall be subject to such terms and conditions as the Committee shall determine. Every loan shall comply with all applicable laws, regulations and rules of the Federal Reserve Board and any other governmental agency having jurisdiction.

  Unless otherwise determined by the Committee, payment for any shares subject to a Stock Option may also be made by delivering a properly executed exercise notice to the Company, together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds to pay the purchase price, and, if requested, by the amount of any federal, state, local or foreign withholding taxes. To facilitate the foregoing, the Company may enter into agreements for coordinated procedures with one or more brokerage firms.

  No shares of Common Stock shall be issued until full payment therefor has been made. An optionee shall have all of the rights of a shareholder of the Company holding the class or series of Common Stock that is subject to such Stock Option (including, if applicable, the right to vote the shares and the right to receive dividends), when the optionee has given written notice of exercise, has paid in full for such shares and, if requested, has given the representation described in Section 11(a).

  (e)Nontransferability of Stock Options. No Stock Option shall be transferable by the optionee other than (1) by will or by the laws of descent and distribution; (2) in the case of a Nonqualified Stock Option, pursuant to a qualified domestic relations order (as defined in the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder); or (3) as otherwise determined by the Committee (provided that no such determination may be made that would cause Awards or other transactions under the Plan to fail to be exempt under Section 16(b) of the Exchange Act). All Stock Options shall be exercisable, subject to the terms of this Plan, during the optionee's lifetime, only by the optionee or by the guardian or legal representative of the optionee, or, in the case of a Nonqualified Stock Option, its alternative payee pursuant to such qualified domestic relations order, or the recipient of a transfer of such Stock Option permitted pursuant to clause (3) of the preceding sentence, it being understood that the terms "holder" and "optionee" include the guardian and legal representative of the optionee named in the option agreement and any permitted transferee thereof.

  (f)Termination by Reason of Death. Unless otherwise determined by the Committee, if an optionee's employment terminates by reason of death, any Stock Option held by such optionee may thereafter be fully exercised (whether or not the Stock Option was fully exercisable) for a period of three years from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

  (g)Termination by Reason of Disability or Retirement. Unless otherwise determined by the Committee, if an optionee's employment terminates by reason of Disability or Retirement, any Stock Option held by such optionee may thereafter be fully exercised by the optionee (whether or not the Stock Option was fully exercisable, unless provided otherwise in the option agreement) for a period of three years from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is the shorter. In the event of termination of employment by reason of Disability, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Nonqualified Stock Option.

  (h)Other Termination. Unless otherwise determined by the Committee: (1) if an optionee incurs a Termination of Employment for Cause, all Stock Options held by such optionee shall thereupon terminate; and (2) if an optionee incurs a Termination of Employment for any reason other than death, Disability, Retirement or Cause, any Stock Option held by such optionee, to the extent then exercisable, or on such accelerated basis as the Committee may determine, may be exercised for the lesser of three months from the date of such Termination of Employment or the balance of such Stock Option's term; provided, however, that if the optionee dies within such three-month period, any unexercised Stock Option held by such optionee shall, notwithstanding the expiration of such three-month period, continue to be exercisable to the extent to which it was exercisable at the time of death for a period of three years from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter. In the event of Termination of Employment, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Nonqualified Stock Option.

  (i)Change in Control Cash-Out. Notwithstanding any other provision of the Plan, during the 60-day period from and after a Change in Control (the "Exercise Period"), unless the Committee shall determine otherwise at the time of grant, an optionee shall have the right, whether or not the Stock Option is fully exercisable and in lieu of the payment of the exercise price for the shares of Common Stock being purchased under the Stock Option and by giving notice to the Company, to elect (within the Exercise Period) to surrender all or part of the Stock Option to the Company and to receive cash, within 30 days of such notice, in an amount equal to the amount by which the Change in Control Price per share of Common Stock on the date of such election shall exceed the exercise price per share of

Common Stock under the Stock Option (the "Spread") multiplied by the number of shares of Common Stock granted under the Stock Option as to which the right granted under this Section 5(i) shall have been exercised.

  (j)Stock Option Replacement Feature. Unless otherwise determined by the Committee with respect to any or all Stock Options at the time of grant or at any time thereafter prior to exercise, (i) the terms and conditions applicable to Stock Options shall include the stock option replacement feature provided for in this Section 5(j) (the "Stock Option Replacement Feature"). Under the Stock Option Replacement Feature, if a participant exercises a Stock Option or a portion thereof by using shares of Common Stock in payment of the option price, the participant shall, without further action by the Committee, be granted a new Stock Option (a "Replacement Option") to purchase shares of Common Stock equal to the number of shares of Common Stock used in payment of the exercise price and the number of shares withheld for tax in respect of the exercise. The grant of the Replacement Option shall occur simultaneously with the exercise of the Stock Option in accordance with the conditions hereof, and shall have an option price equal to the Fair Market Value of the Common Stock, on the date of grant of the Replacement Option; and

  (ii) A Replacement Option (1) shall have an expiration date no later than the date on which the original Stock Option with respect to which the Replacement Option was granted would have expired by its terms, (2) may not be granted more than twice each year to the same participant, (3) shall be exercisable (or become vested) six months from the date of its grant, (4) shall have as a condition to its grant, that the recipient agree not to resell "Excess Shares" received in connection with such grant for a period of two years. As used herein, "Excess Shares" shall mean the number of shares received upon exercise of the option with respect to which the Replacement Option was granted in excess of the number of shares tendered as payment for such exercise, and (5) shall comply with all other provisions of this Plan.

  The Committee shall, in addition to all other powers granted to the Committee under the Plan, have the power to amend or modify any term or condition of, or suspend or eliminate the Stock Option Replacement Feature.

SECTION 6. STOCK APPRECIATION RIGHTS

  (a)Grant and Exercise. Stock Appreciation Rights may be granted in conjunction with all or part of any Stock Option granted under the Plan. In the case of a Nonqualified Stock Option, such rights may be granted either at or after the time of grant of such Stock Option. In the case of an Incentive Stock Option, such rights may be granted only at the time of grant of such Stock Option. A Stock Appreciation Right shall terminate and no longer be exercisable upon the termination or exercise of the related Stock Option.

  A Stock Appreciation Right may be exercised by an optionee in accordance with Section 6(b) by surrendering the applicable portion of the related Stock Option in accordance with procedures established by the Committee. Upon such exercise and surrender, the optionee shall be entitled to receive an amount determined in the manner prescribed in Section 6(b). Stock Options which have been so surrendered shall no longer be exercisable to the extent the related Stock Appreciation Rights have been exercised.

  (b)Terms and Conditions. Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined by the Committee, including the following:

   1. Stock Appreciation Rights shall be exercisable only at such time or times and to the extent that the Stock Options to which they relate are exercisable in accordance with the provisions of Section 5 and this Section 6.

   2. Upon the exercise of a Stock Appreciation Right, an optionee shall be entitled to receive an amount in cash, shares of Common Stock or both, equal in value to the excess of the Fair Market Value of one share of Common Stock as of the date of exercise over the option price per share specified in the related Stock Option multiplied by the number of shares in respect of which the Stock Appreciation Right shall have been exercised, with the Committee having the right to determine the form of payment.

   3. Stock Appreciation Rights shall be transferable only to permitted transferees of the underlying Stock Option in accordance with Section 5(e).

SECTION 7. DEFERRAL

  The Committee may establish procedures whereby participants may elect to defer the receipt of shares or cash in settlement of Awards for a specified period or until a specified event.

SECTION 8. CHANGE IN CONTROL PROVISIONS

  (a)Impact of Event. Notwithstanding any other provision of the Plan to the contrary, in the event of a Change in Control, any Stock Options and Stock Appreciation Rights outstanding as of the date such Change in Control is determined to have occurred, and which are not then exercisable and vested, shall become fully exercisable and vested to the full extent of the original grant.

  (b)Definition of Change in Control. For purposes of the Plan, a "Change in Control" shall mean the happening of any of the following events:

    (1) An acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (A) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or
  (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); excluding, however, the following: (i) Any acquisition directly from the Company, other than an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired directly from the Company,
  (ii) Any acquisition by the Company, (iii) Any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Company controlled by the Company, or (iv) Any acquisition by any company pursuant to a transaction which complies with clauses (A), (B) and
  (C) of subsection (3) of this Section 8(b); or

    (2) A change in the composition of the Board such that the individuals who, as of the effective date of the Plan, constitute the Board (such Board shall be hereinafter referred to as the

  "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, for purposes of this Section 8(b), that any individual who becomes a member of the Board subsequent to the effective date of the Plan, whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this proviso) shall be considered as though such individual were a member of the Incumbent Board; but, provided further, that any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board shall not be so considered as a member of the Incumbent Board; or

    (3) The approval by the shareholders of the Company of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company ("Corporate Transaction") or, if consummation of such Corporate Transaction is subject, at the time of such approval by shareholders, to the consent of any government or governmental agency, obtaining of such consent (either explicitly or implicitly by consummation); excluding however, such a Corporate Transaction pursuant to which (A) all or substantially all of the individuals and entities who are the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, more than 60% of, respectively, the outstanding shares of common stock, and the combined voting power of the outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (B) no Person (other than the Company, any employee benefit plan (or related trust) of the Company or such corporation resulting from such Corporate Transaction) will beneficially own, directly or indirectly, 20% or more of, respectively, the outstanding shares of common stock of the corporation resulting from such Corporate Transaction or the combined voting power of the outstanding voting securities of such corporation entitled to vote generally in the election of directors except to the extent that such ownership existed prior to the Corporate Transaction, and (C) individuals who were members of the Incumbent Board will constitute at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction; or

    (4) The approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

  (c)Change in Control Price. For purposes of the Plan, "Change in Control Price" means the higher of (1) the highest reported sales price, regular way, of a share of Common Stock in any transaction reported on the New York Stock Exchange Composite Tape or other national exchange on which such shares are listed during the 60-day period prior to and including the date of a Change in Control or (2) if the Change in Control is the result of a tender or exchange offer or a Corporate Transaction, the highest price per share of Common Stock paid in such tender or exchange offer or

Corporate Transaction; provided, however, that in the case of Incentive Stock Options and Stock Appreciation Rights relating to Incentive Stock Options, the Change in Control Price shall be in all cases the Fair Market Value of the Common Stock on the date such Incentive Stock Option or Stock Appreciation Right is exercised. To the extent that the consideration paid in any such transaction described above consists all or in part of securities or other noncash consideration, the value of such securities or other noncash consideration shall be determined in the sole discretion of the Board.

SECTION 9. TERM, AMENDMENT AND TERMINATION

  The Plan will terminate on May 31, 2007. Awards outstanding as of the date of any such termination shall not be affected or impaired by the termination of the Plan.

  The Board may amend, alter, or discontinue the Plan to the extent it deems appropriate in the best interest of the Company, but no amendment, alteration or discontinuation shall be made which would (1) impair the rights of an optionee under a Stock Option or a recipient of a Stock Appreciation Right theretofore granted without the optionee's or recipient's consent, except such an amendment which is necessary to cause any Award or transaction under the Plan to qualify, or to continue to qualify, for the exemption provided by Rule 16b-3, or (2) disqualify any Award or transaction under the Plan from the exemption provided by Rule 16b-3. In addition, no such amendment shall be made without the approval of the Company's stockholders to the extent such approval is required by law or agreement.

  The Committee may amend the terms of any Stock Option or other Award theretofore granted, prospectively or retroactively, but no such amendment shall impair the rights of any holder without the holder's consent except such an amendment which is necessary to cause any Award or transaction under the Plan to qualify, or to continue to qualify, for the exemption provided by Rule 16b-3.

  Subject to the above provisions, the Board shall have authority to amend the Plan to take into account changes in law and tax and accounting rules as well as other developments, and to grant Awards that qualify for beneficial treatment under such rules without stockholder approval.

SECTION 10. UNFUNDED STATUS OF PLAN

  It is presently intended that the Plan constitute an "unfunded" plan for incentive and deferred compensation. The Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Common Stock or make payments; provided, however, that unless the Committee otherwise determines, the existence of such trusts or other arrangements is consistent with the "unfunded" status of the Plan.

SECTION 11. GENERAL PROVISIONS

  (a) The Committee may require each person purchasing or receiving shares pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to the distribution thereof. The certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

  Notwithstanding any other provision of the Plan or agreements made pursuant thereto, the Company shall not be required to issue or deliver any certificate or certificates for shares of Common Stock under the Plan prior to fulfillment of all of the following conditions:

    (1) Listing or approval for listing upon notice of issuance, of such shares on the New York Stock Exchange, Inc., or such other securities exchange as may at the time be the principal market for the Common Stock;

    (2) Any registration or other qualification of such shares of the Company under any state or federal law or regulation, or the maintaining in effect of any such registration or other qualification which the Committee shall, in its absolute discretion upon the advice of counsel, deem necessary or advisable; and

    (3) Obtaining any other consent, approval, or permit from any state or federal governmental agency which the Committee shall, in its absolute discretion after receiving the advice of counsel, determine to be necessary or advisable.

  (b)Nothing contained in the Plan shall prevent the Company or any subsidiary or Affiliate from adopting other or additional compensation arrangements for its employees.

  (c)Adoption of the Plan shall not confer upon any employee any right to continued employment, nor shall it interfere in any way with the right of the Company or any subsidiary or Affiliate to terminate the employment of any employee at any time.

  (d)No later than the date as of which an amount first becomes includible in the gross income of the participant for federal income tax purposes with respect to any Award under the Plan, the participant shall pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, any federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Company, withholding obligations may be settled with Common Stock, including Common Stock that is part of the Award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditional on such payment or arrangements, and the Company and its Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the participant. The Committee may establish such procedures as it deems appropriate, including making irrevocable elections, for the settlement of withholding obligations with Common Stock.

  (e)The Committee shall establish such procedures as it deems appropriate for a participant to designate a beneficiary to whom any amounts payable in the event of the participant's death are to be paid or by whom any rights of the participant, after the participant's death, may be exercised.

  (f)In the case of a grant of an Award to any employee of a subsidiary of the Company, the Company may, if the Committee so directs, issue or transfer the shares of Common Stock, if any, covered by the Award to the subsidiary, for such lawful consideration as the Committee may specify, upon the condition or understanding that the subsidiary will transfer the shares of Common Stock to the employee in accordance with the terms of the Award specified by the Committee pursuant to the provisions of the Plan.

  (g)Notwithstanding the foregoing, if any right to receive cash granted pursuant to this Plan would make a Change in Control transaction ineligible for pooling-of-interests accounting under APB No. 16 that but for the nature of such grant would otherwise be eligible for such accounting treatment, the Committee shall have the ability to substitute for such cash Common Stock with a Fair Market Value equal to the cash that would otherwise be payable hereunder.

  (h)The Plan and all Awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware, without reference to principles of conflict of laws.

  (i)The Committee may grant Awards to employees who are subject to the tax laws of nations other than the United States, which Awards may have terms and conditions that differ from other Awards granted under the Plan for the purposes of complying with foreign tax laws. The Committee may grant Stock Appreciation Rights to employees without the grant of an accompanying Stock Option if the employees are subject at the time of grant to the laws of a jurisdiction that prohibits them from owning common stock. The Stock Appreciation Rights shall permit the employees to receive cash at the time of any exercise thereof.

  (j)Any transaction effected pursuant to this Plan that is deemed to be a "Discretionary Transaction" (as defined in Rule 16b-3) that occurs within six months of an "opposite way" discretionary transaction (as described in Rule 16b-3(f) thereunder) is automatically voided and will be deferred until six months have elapsed from the date of the most recent "opposite way" discretionary transaction under any Plan of the Company. If any provision of the Plan is found not to be in compliance with Delaware or other applicable law, such provision shall be deemed null and void to the extent required to permit the Plan to comply with Delaware or such other applicable law.

SECTION 12. EFFECTIVE DATE OF PLAN

  The Plan shall be effective on May 8, 1997.

                                                                     APPENDIX B

              AMENDMENT TO RESTATED CERTIFICATE OF INCORPORATION

The first paragraph of Article FOURTH is amended to read as follows:

FOURTH: 1. The total number of shares of all classes of stock which the Company shall have the authority to issue is 1,050,262,150 shares, divided into 250,000 shares of Preferred Stock without par value, 12,150 shares of $3.00 Convertible Second Preferred Stock without par value, 50,000,000 shares of Preference Stock without par value and 1,000,000,000 shares of Common Stock of par value of $1 per share.*


--------
* Changes to the text are indicated by underlining.

                  LOGO


                            NOTICE OF ANNUAL MEETING
                      OF STOCKHOLDERS AND PROXY STATEMENT

LOGO  Printed on Recycled Paper

                           COLGATE-PALMOLIVE COMPANY
                      300 PARK AVENUE, NEW YORK, NY 10022

                  PROXY SOLICITED BY THE BOARD OF DIRECTORS
                       FOR ANNUAL MEETING ON MAY 8, 1997

P            The undersigned hereby appoints as proxies, with full power of
R     substitution to each, REUBEN MARK, JILL K. CONWAY and HOWARD B. WENTZ, JR.
O     (the Proxy Committee) to vote as designated on the reverse side, all
X     shares which the undersigned would be entitled to vote at the annual
Y meeting of stockholders of the Company to be held at New York, New York on May 8, 1997 or at any adjournments thereof. Action hereunder may be taken by a majority of said proxies or their substitutes who are present or if only one be present, then by that one.

                                       Election of Directors, Nominees:
                                       J.K. Conway, R.E. Ferguson,
                                       E.M. Hancock, D.W. Johnson, J.P. Kendall,
                                       R.J. Kogan, D.E. Lewis, R. Mark,
                                       H.B. Wentz, Jr.

      YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES, SEE REVERSE SIDE, BUT YOU NEED NOT MARK ANY BOXES IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. THE PROXY COMMITTEE CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS CARD.

                                     (Continued and to be signed on other side.)

[X]  Please mark your                                                 |
     votes as in this example.                                         ---

     This proxy when properly executed will be voted in the manner directed herein. If no direction is made, this proxy will be voted in accordance with the Board's recommendations.

--------------------------------------------------------------------------------
        The Board of Directors recommends a vote FOR Items 1, 2, 3 and 4.
--------------------------------------------------------------------------------

                          FOR     WITHHELD
1.  Election of           [_]       [_]
    Directors.
    (see reverse)

FOR, except vote withheld from the following nominee(s):

--------------------------------------------------------

                                                       FOR    AGAINST   ABSTAIN
2.  Approve selection of Arthur Andersen LLP           [_]      [_]       [_]
    as Auditors.

                                                       FOR    AGAINST   ABSTAIN
3.  Adopt the 1997 Stock Option Plan.                  [_]      [_]       [_]


4.  Authorization of additional shares of              [_]      [_]       [_]
    common stock.

--------------------------------------------------------------------------------

In its discretion, the Proxy Committee is authorized to vote upon such other business as may properly come before the meeting.

--------------------------------------------------------------------------------
NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.



                                         ---------------------------------------


                                         ---------------------------------------
                                               SIGNATURE(S)           DATE

================================================================================
                             FOLD AND DETACH HERE



                                ANNUAL MEETING
                                      OF
                    COLGATE-PALMOLIVE COMPANY STOCKHOLDERS

                             THURSDAY, MAY 8, 1997
                               MARRIOTT MARQUIS
                                  10:00 A.M.
                               BROADWAY BALLROOM
                                 1535 BROADWAY
                          (45TH STREET AND BROADWAY)
                                 NEW YORK, NY

 .  Your vote is important to us.   Please detach the above proxy, sign the card
   and insert it in the enclosed envelope at your earliest convenience. Further, be advised that your vote is held in confidence by our outside tabulator, First Chicago Trust Company of New York.

 . If you intend to attend the meeting, please fill out and mail separately the enclosed ticket request.

                           COLGATE-PALMOLIVE MEXICO
                              STOCK/SAVINGS PLAN

To:  Plan Participants

    As a participant in the above Plan, you may direct the manner in which shares of Company Common Stock allocable to your interest in the funds established under such Plan shall be voted by the Trustee at the annual meeting of stockholders to be held at New York, New York on May 8, 1997 or at any adjournment thereof.

                                          Election of Directors, Nominees:
                                          J.K. Conway, R.E. Ferguson,
                                          E.M. Hancock, D.W. Johnson,
                                          J.P. Kendall, R.J. Kogan, D.E. Lewis,
                                          R. Mark, H.B. Wentz, Jr.


You are encouraged to specify your choices by marking the appropriate boxes, SEE REVERSE SIDE, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations. If a signed card is not returned, shares allocable to your interest in the Plan may be voted in the same proportion as shares for which instruction cards are received.



                                     (Continued and to be signed on other side.)

[X]  Please mark your                                                 |    0935
     votes as in this example.                                         ---

     This proxy when properly executed will be voted in the manner directed herein. If no direction is made, this proxy will be voted by the Trustee in accordance with the Board's recommendations.

-------------------------------------------------------------------------------
        The Board of Directors recommends a vote FOR Items 1, 2, 3 and 4.
--------------------------------------------------------------------------------

                          FOR     WITHHELD
1.  Election of           [_]       [_]
    Directors.
    (see reverse)

FOR, except vote withheld from the following nominee(s):


--------------------------------------------------------

                                                       FOR    AGAINST   ABSTAIN
2.  Approve selection of Arthur Andersen LLP           [_]      [_]       [_]
    as Auditors.

                                                       FOR    AGAINST   ABSTAIN
3.  Adopt the 1997 Stock Option Plan.                  [_]      [_]       [_]


4.  Authorization of additional shares of              [_]      [_]       [_]
    common stock.

--------------------------------------------------------------------------------

If voting by proxy, the Trustee is directed to authorize the Proxy Committee to vote, in its discretion, upon such other business as may properly come before the meeting.

--------------------------------------------------------------------------------
NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.



                                         ---------------------------------------


                                         ---------------------------------------
                                             SIGNATURE(S)             DATE

================================================================================
                             FOLD AND DETACH HERE

                           COLGATE-PALMOLIVE GERMANY
                              STOCK/SAVINGS PLAN



To:  Plan Participants

    As a participant in the above Plan, you may direct the manner in which shares of Company Common Stock allocable to your interest in the funds established under such Plan shall be voted by the Trustee at the annual meeting of stockholders to be held at New York, New York on May 8, 1997 or at any adjournment thereof.

                                          Election of Directors, Nominees:
                                          J.K. Conway, R.E. Ferguson,
                                          E.M. Hancock, D.W. Johnson,
                                          J.P. Kendall, R.J. Kogan, D.E. Lewis,
                                          R. Mark, H.B. Wentz, Jr.


You are encouraged to specify your choices by marking the appropriate boxes, SEE REVERSE SIDE, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations. If a signed card is not returned, shares allocable to your interest in the Plan may be voted in the same proportion as shares for which instruction cards are received.



                                     (Continued and to be signed on other side.)

[X]  Please mark your                                                 |    1956
     votes as in this example.                                         ---

     This proxy when properly executed will be voted in the manner directed herein. If no direction is made, this proxy will be voted by the Trustee in accordance with the Board's recommendations.

-------------------------------------------------------------------------------
        The Board of Directors recommends a vote FOR Items 1, 2, 3 and 4.
--------------------------------------------------------------------------------

                          FOR     WITHHELD
1.  Election of           [_]       [_]
    Directors.
    (see reverse)

FOR, except vote withheld from the following nominee(s):


--------------------------------------------------------

                                                       FOR    AGAINST   ABSTAIN
2.  Approve selection of Arthur Andersen LLP           [_]      [_]       [_]
    as Auditors.

                                                       FOR    AGAINST   ABSTAIN
3.  Adopt the 1997 Stock Option Plan.                  [_]      [_]       [_]


4.  Authorization of additional shares of              [_]      [_]       [_]
    common stock.

--------------------------------------------------------------------------------

If voting by proxy, the Trustee is directed to authorize the Proxy Committee to vote, in its discretion, upon such other business as may properly come before the meeting.

--------------------------------------------------------------------------------
NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.



                                         ---------------------------------------


                                         ---------------------------------------
                                              SIGNATURE(S)            DATE

================================================================================
                             FOLD AND DETACH HERE

                             COLGATE-PALMOLIVE U.K.
                              STOCK/SAVINGS PLAN

To:  Plan Participants

    As a participant in the above Plan, you may direct the manner in which shares of Company Common Stock allocable to your interest in the funds established under such Plan shall be voted by the Trustee at the annual meeting of stockholders to be held at New York, New York on May 8, 1997 or at any adjournment thereof.

                                          Election of Directors, Nominees:
                                          J.K. Conway, R.E. Ferguson,
                                          E.M. Hancock, D.W. Johnson,
                                          J.P. Kendall, R.J. Kogan, D.E. Lewis,
                                          R. Mark, H.B. Wentz, Jr.


You are encouraged to specify your choices by marking the appropriate boxes, SEE REVERSE SIDE, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations. If a signed card is not returned, shares allocable to your interest in the Plan will not be voted.



                                     (Continued and to be signed on other side.)

[X]  Please mark your                                                 |    1957
     votes as in this example.                                         ---

     This proxy when properly executed will be voted in the manner directed herein. If no direction is made, this proxy is executed and returned, this proxy will be voted by the Trustee/Custodian in accordance with the Board's recommendations.

-------------------------------------------------------------------------------
        The Board of Directors recommends a vote FOR Items 1, 2, 3 and 4.
--------------------------------------------------------------------------------

                          FOR     WITHHELD
1.  Election of           [_]       [_]
    Directors.
    (see reverse)

FOR, except vote withheld from the following nominee(s):


--------------------------------------------------------

                                                       FOR    AGAINST   ABSTAIN
2.  Approve selection of Arthur Andersen LLP           [_]      [_]       [_]
    as Auditors.

                                                       FOR    AGAINST   ABSTAIN
3.  Adopt the 1997 Stock Option Plan.                  [_]      [_]       [_]


4.  Authorization of additional shares of              [_]      [_]       [_]
    common stock.

--------------------------------------------------------------------------------

If voting by proxy, the Trustee is direct to authorize the Proxy Committeee to vote, in its discretion, upon such other business as may properly come before the meeting.

--------------------------------------------------------------------------------
NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.



                                         ---------------------------------------


                                         ---------------------------------------
                                               SIGNATURE(S)           DATE

================================================================================
                             FOLD AND DETACH HERE

                        COLGATE-PALMOLIVE PHILS., INC.
                              STOCK/SAVINGS PLAN

To:  Plan Participants

    As a participant in the above Plan, you may direct the manner in which shares of Company Common Stock allocable to your interest in Funds "C" and "D" of the CPPI Employees' Retirement Plan shall be voted by the Trustee/Custodian at the annual meeting of stockholders to be held at New York, New York on May 8, 1997 or at any adjournment thereof.

                                          Election of Directors, Nominees:
                                          J.K. Conway, R.E. Ferguson,
                                          E.M. Hancock, D.W. Johnson,
                                          J.P. Kendall, R.J. Kogan, D.E. Lewis,
                                          R. Mark, H.B. Wentz, Jr.


You are encouraged to specify your choices by marking the appropriate boxes, SEE REVERSE SIDE, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations. If a signed card is not returned, shares allocable to your interest in the Plan will be voted by the Custodian in accordance with the instructions of the Trustee.



                                     (Continued and to be signed on other side.)

[X]  Please mark your                                                 |    1958
     votes as in this example.                                         ---

     This proxy when properly executed will be voted in the manner directed herein. If no direction is made and this proxy is executed and returned, this proxy will be voted by the Trustee/Custodian in accordance with the Board's recommendations.

-------------------------------------------------------------------------------
        The Board of Directors recommends a vote FOR Items 1, 2, 3 and 4.
--------------------------------------------------------------------------------

                          FOR     WITHHELD
1.  Election of           [_]       [_]
    Directors.
    (see reverse)

FOR, except vote withheld from the following nominee(s):


--------------------------------------------------------

                                                       FOR    AGAINST   ABSTAIN
2.  Approve selection of Arthur Andersen LLP           [_]      [_]       [_]
    as Auditors.

                                                       FOR    AGAINST   ABSTAIN
3.  Adopt the 1997 Stock Option Plan.                  [_]      [_]       [_]


4.  Authorization of additional shares of              [_]      [_]       [_]
    common stock.

--------------------------------------------------------------------------------

If voting by proxy, the Trustee is directed to authorize the Proxy Committee to vote, in its discretion, upon such other business as may properly come before the meeting.

--------------------------------------------------------------------------------
NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.



                                         ---------------------------------------


                                         ---------------------------------------
                                               SIGNATURE(S)            DATE

================================================================================
                             FOLD AND DETACH HERE

                           COLGATE-PALMOLIVE COMPANY
                     EMPLOYEES SAVINGS AND INVESTMENT PLAN

To:  Plan Participants

    As a participant in the above Plan, you may direct the manner in which shares of Company Common Stock and/or Convertible Preference Stock allocable to your interest in the Trust Funds established under such Plan shall be voted by the Trustee at the annual meeting of stockholders to be held at New York, New York on May 8, 1997 or at any adjournment thereof.

                                      Election of Directors, Nominees:
                                      J.K. Conway, R.E. Ferguson,
                                      E.M. Hancock, D.W. Johnson, J.P. Kendall,
                                      R.J. Kogan, D.E. Lewis, R. Mark,
                                      H.B. Wentz, Jr.


You are encouraged to specify your choices by marking the appropriate boxes, SEE REVERSE SIDE, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations. If a signed card is not returned, shares allocable to your interest in the Plan will be voted in the same proportion as shares for which instruction cards are received.



                                     (Continued and to be signed on other side.)

[X]  Please mark your                                                 |    4061
     votes as in this example.                                         ---

     This proxy when properly executed will be voted in the manner directed herein. If no direction is made, this proxy will be voted by the Trustee in accordance with the Board's recommendations.

-------------------------------------------------------------------------------
        The Board of Directors recommends a vote FOR Items 1, 2, 3 and 4.
--------------------------------------------------------------------------------

                          FOR     WITHHELD
1.  Election of           [_]       [_]
    Directors.
    (see reverse)

FOR, except vote withheld from the following nominee(s):


--------------------------------------------------------

                                                       FOR    AGAINST   ABSTAIN
2.  Approve selection of Arthur Andersen LLP           [_]      [_]       [_]
    as Auditors.

                                                       FOR    AGAINST   ABSTAIN
3.  Adopt the 1997 Stock Option Plan.                  [_]      [_]       [_]


4.  Authorization of additional shares of              [_]      [_]       [_]
    common stock.

--------------------------------------------------------------------------------

If voting by proxy, the Trustee is directed to authorize the Proxy Committee to vote, in its discretion, upon such other business as may properly come before the meeting.

--------------------------------------------------------------------------------
NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.



                                         ---------------------------------------


                                         ---------------------------------------
                                               SIGNATURE(S)           DATE

================================================================================
                             FOLD AND DETACH HERE




                                ANNUAL MEETING
                                      OF
                    COLGATE-PALMOLIVE COMPANY STOCKHOLDERS

                             THURSDAY, MAY 8, 1997


 . Your vote is important to us. Please detach the above proxy, sign the card and insert it in the enclosed envelope at your earliest convenience. Further, be advised that your vote is held in confidence by our outside tabulator, First Chicago Trust Company of New York.

                           COLGATE-PALMOLIVE FRANCE
                              STOCK/SAVINGS PLAN

To:  Plan Participants

    As a participant in the above Plan, you may direct the manner in which shares of Company Common Stock allocable to your interest in the funds established under such Plan shall be voted by the Trustee at the annual meeting of stockholders to be held at New York, New York on May 8, 1997 or at any adjournment thereof.

                                          Election of Directors, Nominees:
                                          J.K. Conway, R.E. Ferguson,
                                          E.M. Hancock, D.W. Johnson,
                                          J.P. Kendall, R.J. Kogan, D.E. Lewis,
                                          R. Mark, H.B. Wentz, Jr.


You are encouraged to specify your choices by marking the appropriate boxes, SEE REVERSE SIDE, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations. If a signed card is not returned, shares allocable to your interest in the Plan may be voted in the same proportion as shares for which instruction cards are received.



                                     (Continued and to be signed on other side.)

[X]  Please mark your                                                 |    5605
     votes as in this example.                                         ---

     This proxy when properly executed will be voted in the manner directed herein. If no direction is made, this proxy will be voted by the Trustee in accordance with the Board's recommendations.

--------------------------------------------------------------------------------
        The Board of Directors recommends a vote FOR Items 1, 2, 3 and 4.
--------------------------------------------------------------------------------

                          FOR     WITHHELD
1.  Election of           [_]       [_]
    Directors.
    (see reverse)

FOR, except vote withheld from the following nominee(s):


--------------------------------------------------------

                                                       FOR    AGAINST   ABSTAIN
2.  Approve selection of Arthur Andersen LLP           [_]      [_]       [_]
    as Auditors.

                                                       FOR    AGAINST   ABSTAIN
3.  Adopt the 1997 Stock Option Plan.                  [_]      [_]       [_]


4.  Authorization of additional shares of              [_]      [_]       [_]
    common stock.

--------------------------------------------------------------------------------

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.



                                         ---------------------------------------


                                         ---------------------------------------
                                               SIGNATURE(S)            DATE

================================================================================
                             FOLD AND DETACH HERE

                             COLGATE-PALMOLIVE PR
                              STOCK/SAVINGS PLAN

To:  Plan Participants

    As a participant in the above Plan, you may direct the manner in which shares of Company Common Stock allocable to your interest in the Colgate-Palmolive Stock Fund established under such Plan shall be voted by the Trustee at the annual meeting of stockholders to be held at New York, New York on May 8, 1997 or at any adjournment thereof.

                                          Election of Directors, Nominees:
                                          J.K. Conway, R.E. Ferguson,
                                          E.M. Hancock, D.W. Johnson,
                                          J.P. Kendall, R.J. Kogan, D.E. Lewis,
                                          R. Mark, H.B. Wentz, Jr.


You are encouraged to specify your choices by marking the appropriate boxes, SEE REVERSE SIDE, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations. If a signed card is not returned, shares allocable to your interest in the Plan will be voted in the same proportion as shares for which instruction cards are received.



                                     (Continued and to be signed on other side.)

[X]  Please mark your                                                 |    5607
     votes as in this example.                                         ---

     This proxy when properly executed will be voted in the manner directed herein. If no direction is made and this proxy is executed and returned, this proxy will be voted by the Trustee in accordance with the Board's recommendations.

-------------------------------------------------------------------------------
        The Board of Directors recommends a vote FOR Items 1, 2, 3 and 4.
--------------------------------------------------------------------------------

                          FOR     WITHHELD
1.  Election of           [_]       [_]
    Directors.
    (see reverse)

FOR, except vote withheld from the following nominee(s):


--------------------------------------------------------

                                                       FOR    AGAINST   ABSTAIN
2.  Approve selection of Arthur Andersen LLP           [_]      [_]       [_]
    as Auditors.

                                                       FOR    AGAINST   ABSTAIN
3.  Adopt the 1997 Stock Option Plan.                  [_]      [_]       [_]


4.  Authorization of additional shares of              [_]      [_]       [_]
    common stock.

--------------------------------------------------------------------------------

If voting by proxy, the Trustee is directed to authorize the Proxy Committee to vote, in its discretion, upon such other business as may properly come before the meeting.

--------------------------------------------------------------------------------
NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.



                                         ---------------------------------------


                                         ---------------------------------------
                                             SIGNATURE(S)            DATE

================================================================================
                             FOLD AND DETACH HERE